STATEMENT OF ADDITIONAL INFORMATION

RS INVESTMENT TRUST

CLASS A SHARES

CLASS C SHARES

CLASS K SHARES

CLASS Y SHARES

Value

RS Partners Fund

(Class A: RSPFX; Class K: RSPKX; Class Y: RSPYX)

RS Value Fund

(Class A: RSVAX; Class C: RVACX; Class K: RSVKX; Class Y: RSVYX)

RS Large Cap Alpha Fund

(Class A: GPAFX; Class C: RCOCX; Class K: RCEKX; Class Y: RCEYX)

RS Investors Fund

(Class A: RSINX; Class C: RIVCX; Class K: RSIKX;
Class Y: RSIYX)

Global Natural Resources

RS Global Natural Resources Fund

(Class A: RSNRX; Class C: RGNCX; Class K: RSNKX; Class Y: RSNYX)

Growth

RS Small Cap Growth Fund

(Class A: RSEGX; Class C: REGWX; Class K: RSEKX; Class Y: RSYEX)

RS Select Growth Fund

(Class A: RSDGX; Class C: RSGFX; Class K: RSDKX; Class Y: RSSYX)

RS Mid Cap Growth Fund

(Class A: RSMOX; Class C: RMOCX; Class K: RSMKX; Class Y: RMOYX)

RS Growth Fund

(Class A: RSGRX; Class C: RGWCX; Class K: RSGKX; Class Y: RGRYX)

RS Technology Fund

(Class A: RSIFX; Class C: RINCX; Class K: RIFKX;
Class Y: RIFYX)

RS Small Cap Equity Fund

(Class A: GPSCX; Class C: RSCCX; Class K: RSCKX;
Class Y: RSCYX)

International

RS International Fund (formerly “RS International Growth Fund)

(Class A: GUBGX; Class C: RIGCX; Class K: RIGKX;
Class Y: RSIGX)

RS Global Fund (formerly “RS Global Growth Fund”)

(Class A: RSGGX; Class C: RGGCX; Class K: RGGKX; Class Y: RGGYX)

RS Emerging Markets Fund

(Class A: GBEMX; Class C: REMGX; Class K: REMKX; Class Y: RSENX)

RS Emerging Markets Small Cap Fund

(Class A: RSMSX; Class C: RSMGX; Class Y: RSMYX)

RS China Fund

(Class A: RSCHX; Class C: RCHCX; Class K: RCHKX; Class Y: RCHYX)

Fixed Income

RS Investment Quality Bond Fund

(Class A: GUIQX; Class C: RIQCX; Class K: RIQKX;
Class Y: RSQYX)

RS Low Duration Bond Fund

(Class A: RLDAX; Class C: RLDCX; Class K: RLDKX; Class Y: RSDYX)

RS High Yield Fund

(Class A: GUHYX; Class C: RHYCX; Class K: RHYKX; Class Y: RSYYX)

RS Tax-Exempt Fund

(Class A: GUTEX; Class C: RETCX; Class Y: RSTYX)

RS High Income Municipal Bond Fund

(Class A: RSHMX; Class C: RSHCX; Class Y: RHMYX)

RS Floating Rate Fund

(Class A: RSFLX; Class C: RSFCX; Class K: RSFKX;
Class Y: RSFYX)

RS Strategic Income Fund

(Class A: RSIAX; Class C: RSICX; Class K: RINKX;
Class Y: RSRYX)

May 1, 2014, as revised July 1, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of each of the series of RS Investment Trust (the “Trust”) set forth above (each a “Fund” and, collectively, the “Funds”) dated May 1, 2014, as it may be revised from time to time. A copy of the Prospectus can be obtained without charge upon request made to RS Investments, One Bush Street, Suite 900, San Francisco, California, 94104, telephone 1-800-766-3863.

Certain disclosure relating to the Funds has been incorporated by reference into this SAI from the Funds’ annual reports to shareholders. For a free copy of any of the foregoing annual reports, please call 1-800-766-3863.

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TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-three series of shares of beneficial interest, all of which are identified on the cover and discussed in this SAI, each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds other than RS Investors Fund is also a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

RS Investors Fund is a non-diversified investment company and so may invest its assets in a more limited number of issuers than many other investment companies.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 50% of RS Investors Fund’s total assets can consist of the securities of as few as two issuers (so long as no issuer’s securities comprise more than 25% of the Fund). As a result, a decline in the market value of a particular security held by RS Investors Fund may affect the Fund’s value more than if the Fund were a diversified investment company.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust currently is authorized to offer four classes of shares: Class A, Class C, Class K, and Class Y. Not all of the Funds offer all of these share classes.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each Fund vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to the Funds.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or if unrated, has been determined by RS Investments or a Fund’s sub-adviser (each, an “Adviser”), as applicable, to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value, and a decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when an Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Options

A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the Adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Until September 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”). The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into senior preferred stock purchase agreements (each, a “SPSPA”) with each of FNMA and FHLMC under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. Each SPSPA was initially limited in amount to $100 billion but was increased in December 2009 to a flexible cap that commits the U.S. Treasury to the greater of $200 billion or $200 billion plus the amount of any losses in net worth of either entity over the next three years. On August 17, 2012, the U.S. Treasury announced a set of modifications to the SPSPAs that are intended to expedite the wind down of FNMA and FHLMC.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

On February 18, 2009, the Obama administration announced the Making Home Affordable Plan (formerly, the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in placed for that loan and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders, and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees, and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the U.S. Treasury initiatives discussed above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

In February 2011, the Obama administration provided a report to Congress outlining a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC by increasing their guarantee fees, reducing their conforming loan limits and continuing progressive limits on the size of their investment portfolio. Notably, the report does not propose similar changes to GNMA. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance market after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent. As of March 2013, the Obama administration had yet to take action with respect to the three proposals outlined in its February 2011 report.

Trust-Preferred Securities

Certain of the Funds may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

Certain of the Funds may use dollar rolls and reverse repurchase agreements. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a to be announced (TBA) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

When-Issued or Delayed-Delivery Transactions

Certain of the Funds may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives,

Federal Home Loan Banks, Federal Intermediate Credit Banks, and FNMA. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

A Fund may engage in short sales if approved by the Board of Trustees with respect to the Fund. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

In connection with short sales entered into by it, a Fund may be required to earmark or otherwise segregate liquid assets. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. The risks associated with developing countries may be particularly acute for RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, and RS China Fund.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when an Adviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., ETFs that invest in debt securities are subject to debt securities risk; ETFs that invest in emerging markets securities are subject to currency risk and emerging markets risk). ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the NYSE Amex Equities, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Master Limited Partnerships

Certain of the Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts

Certain of the Funds may make debt or equity investments in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”); the risks associated with these securities may be particularly applicable to RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, and RS Tax-Exempt Fund. The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations

RS Tax-Exempt Fund and RS High Income Municipal Bond Fund may invest without limit in municipal obligations which pay interest from similar revenue sources or securities which are offered within a single state. When municipal obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject RS Tax-Exempt Fund and RS High Income Municipal Bond Fund to greater risks than a fund which does not concentrate its assets in this manner.

Subsequent to its purchase by a Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund, but an Adviser will consider the event in determining whether the Fund should continue to hold the municipal obligations. To the extent that the ratings given by Moody’s or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. A Fund’s Adviser seeks to monitor the creditworthiness of the issuers of any floating and variable rate demand obligations in a Fund’s portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If a Fund’s Adviser determines that it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tobacco Settlement Revenue Bonds

Certain of the Funds may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Certain of the Funds may invest in so-called Yankee securities. These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Funds have experienced high rates of portfolio turnover in recent years and may experience high rates of portfolio turnover in the future. These rates were generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, and not reflective of a material change in investment strategy. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them. RS Investors Fund, RS Technology Fund, and RS Investment Quality Bond each experienced an increased rate of portfolio turnover during 2013 as compared to previous years, which was generally due to market conditions and was not reflective of a material change in investment strategy.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.	(RS Global Natural Resources Fund, RS Select Growth Fund and RS Technology Fund) issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below;

(All	Funds except RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund) issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.	(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

3.	(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

(RS Small Cap Growth Fund) borrow money, except to the extent permitted by applicable law;

(RS Partners Fund, RS Value Fund, RS Investors Fund, RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund) borrow money, except to the extent permitted by applicable law from time to time;

Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

4.	act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5.	(i) (as to 75% of each of RS Global Natural Resources Fund’s, RS Select Growth Fund’s, RS Mid Cap Growth Fund’s, and RS Technology Fund’s total assets and 50% of RS Partners Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer;

(as to 75% of RS Value Fund’s, RS Small Cap Growth Fund’s, and RS Growth Fund’s total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer;

(as to 75% of RS Small Cap Equity Fund’s, RS Large Cap Alpha Fund’s, RS International Fund’s, RS Global Fund’s, RS Emerging Markets Fund’s, RS Emerging Markets Small Cap Fund’s, RS China Fund’s, RS Investment Quality Bond Fund’s, RS Low Duration Bond Fund’s, RS High Yield Fund’s, and RS Tax-Exempt Fund’s total assets) purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund, for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation) except that:

RS Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust’s Prospectus at the time;

RS Technology Fund will invest without limit in any one or more information technology industries; and

RS Tax-Exempt Fund and RS High Income Municipal Bond Fund shall not be limited in their purchase of municipal obligations, as described in each Fund’s prospectus at the time.

6.	(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than 1⁄2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1⁄2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

7.	make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

8.	(i) (RS Partners Fund, RS Value Fund, RS Investors Fund, and RS Global Natural Resources Fund, RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Technology Fund) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI at the time;

(ii) (RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund) purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts);

(iii) (RS Emerging Markets Small Cap Fund) purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

Note: RS Emerging Markets Small Cap Fund may purchase, sell, or enter into derivatives and derivatives transactions of any kind consistent with its investment policies described in the Prospectus or elsewhere in this SAI from time to time, including, without limitation, swaps, options, futures contracts, options on futures contracts, and forward contracts.

9.	purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) RS Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations adopted pursuant to the Dodd-Frank Act may be read to include within the term “commodity” certain swap, forward, option, and other transactions that were not commonly understood to be “commodities” prior to the enactment of the Dodd-Frank Act. Fundamental investment restriction 8 will not be read to limit the ability of any Fund to make any investment that it might have made consistent with that restriction prior to the enactment of the Dodd-Frank Act.

As provided in the Prospectus, RS Global Natural Resources Fund normally will invest at least 80% of its net assets in the securities of companies that are principally engaged in natural resources industries. As a result, more than 25% of the Fund’s net assets may at any time be invested in the securities of companies within any industry or industries within the natural resources sector.

As provided in the Prospectus, RS Technology Fund normally will invest at least 80% of its net assets in technology companies. As a result, more than 25% of the Fund’s net assets may at any time be invested in the securities of companies within any industry or industries within the technology sector.

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment (excluding investments in illiquid securities) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. The 1940 Act provides that, in the event that such asset coverage shall at any time fall below 300%, a mutual fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of nine Trustees, seven of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chairperson of the Board. In addition, each of the five standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. In connection with the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Funds’ Chief Compliance Officer.

The Funds have retained RS Investments as the Funds’ investment adviser. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds, makes investment decisions on their behalf (or retains a sub-adviser to do so), manages risks that arise from the Funds’ investments and operations, and provides administrative services to each of the Funds, all pursuant and subject to its investment advisory agreement with the Funds. With respect to any Fund for which a sub-adviser has been retained to provide advisory services, the sub-adviser provides a continuing investment program for the Fund, makes investment decisions on its behalf, and manages risks that arise from the Fund’s investments and operations, all pursuant and subject to the terms of a sub-advisory agreement and the general oversight of RS Investments. Employees of RS Investments serve as the Trust’s officers, including the Trust’s President.

The Board exercises general oversight of the services provided by RS Investments and any sub-advisers, including certain risk management functions at those firms. In the course of exercising such oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment activities and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer who reports on compliance by the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the Funds’ investment teams to receive reports regarding the management of the Funds, including certain investment risks.

The Board conducts much of its work through five standing Committees: the Audit Committee; the Brokerage and Pricing Committee; the Contract Renewal Committee; the Governance and Nominating Committee; and the Investment Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trust’s financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and acts as liaison between the Trust’s independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Lawrence Harris (chair) and Judson Bergman, and Mmes. Anne Goggin and Gloria Nelund. The Audit Committee met four times during the fiscal year ended December 31, 2013.

The Brokerage and Pricing Committee assists the Board in its review and oversight of the brokerage services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Funds’ Advisers; principal transactions effected by the Advisers on behalf of the Funds; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Bushe, Harris, and Melvin. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2013.

The Contract Renewal Committee assists the Board in its review and oversight of the process for the adoption, renewal, and amendment of the Funds’ material contracts, particularly those contracts that are subject to the requirements of Section 15 of the 1940 Act. The duties of the Contract Renewal Committee include reviewing information and formulating recommendations related to proposals as to changes in the material contractual arrangements relating to any of the Funds; reviewing the terms of any proposed fee waivers or expense limitations in respect of the Funds; and assisting the Board in the planning and design of the annual 15(c) contract review process. The members of the Contract Renewal Committee are Ms. Nelund (chair) and Messrs. Bushe, Fitzsimmons, and Harris. The Contract Renewal Committee met two times during the fiscal year ended December 31, 2013.

The Governance and Nominating Committee (formerly, the Legal and Regulatory Committee and with the added responsibilities of the former stand-alone Nominating Committee) assists the Board with general matters related to the governance of the Funds, including compliance with fund governance standards, the Board’s self-assessment process, and questions of independence of members of the Board. This Committee also assists the Board with its review and oversight of the Funds’ legal and regulatory compliance activities such as reviewing information regarding proposed changes to the compliance policies or procedures of the Trust and appropriate service providers. The Governance and Nominating Committee coordinates the Board’s efforts to fill vacancies and to supervise the nomination and election of Independent Trustees. The members of the Governance and Nominating Committee are Mmes. Goggin (chair) and Nelund, and Mr. Melvin. The Governance and Nominating Committee met four times during the fiscal year ended December 31, 2013 and one time during that period as the predecessor Nominating Committee with all Independent Trustees at that time as members.

The Governance and Nominating Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not fewer than 45 days nor more than 75 days prior to the date of the Governance and Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance and Nominating Committee seeks Trustee candidates that uniformly exhibit a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. While the Governance and Nominating Committee does not have a formal diversity policy, the Committee expects to seek candidates that possess sufficiently diverse skill sets and characteristics that will contribute to the overall effectiveness of the Board. When considering a candidate for the Board, the Committee generally considers the manner in which each candidate’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Investment Committee assists the Board in its review and oversight of investment and portfolio management activities of the Funds. The duties of the Investment Committee include reviewing information regarding investment objectives, strategies, risks, policies, transactions, and performance affecting the Funds from time to time; attending presentations by portfolio management personnel from the Funds’ advisers; reviewing proposed changes to the investment objectives, strategies, risks, and policies for the Funds; and considering reports provided to the Investment Committee regarding the use of, and any related limits on, new types of portfolio investments, such as new derivative instruments. The members of the Investment Committee are Messrs. Fitzsimmons (co-chair), Harris (co-chair), Bergman, Bushe, and Melvin, and Mmes. Goggin and Nelund. The Investment Committee was created in August 2013 and met one time during the fiscal year ended December 31, 2013.

The Board reviews its leadership structure periodically and believes that its structure, including without limitation its committee structure, is appropriate to enable the Board to exercise its oversight of the Funds, in light of the investment activities and other activities of the Funds, the risks presented by the Funds’ investment programs and operations, and the nature of the service provider relationships of the Funds.

Trustees and Officers – Identification and Background

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987 – May 2010).	32	None

Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None

Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007 – September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None

Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007 – present); Clipper Fund, Inc. (April 2006 – present)

Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None

Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012 – Present)	CEO and Co-Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012 – present)

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Margherita L. DiManni,* February 1963	Trustee	Since May 2014	Senior Vice President, The Guardian Life Insurance Company of America, an insurance company (“Guardian”), since April 2013; General Counsel, RS Investments (April 2012 – April 2013); Secretary of the Trusts (April 2012 – April 2013); Vice President and Corporate Initiatives Counsel, Guardian (November 2006 – April 2013).	32	None

Matthew H. Scanlan,** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor, LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 – February 2009).	32	None

James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Chief Compliance Officer, RSFD, since July 2013; Director, BlackRock Inc. (December 2009 – July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012 – July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007 – December 2009).	N/A	N/A

Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005 – April 2013).	N/A	N/A

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A

Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005 – February 2013).	N/A	N/A

Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012 – December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006 – March 2009).	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Ms. DiManni is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser.
**	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to requirements imposed by the SEC, do not constitute any holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Dennis M. Bushe. Mr. Bushe’s experience as chief investment risk officer of an investment management firm, his significant experience in fixed income investment management and research, and his significant experience in financial markets risk management.

Kenneth R. Fitzsimmons Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Lawrence E. Harris. Mr. Harris’ significant experience in research, teaching, consulting, government service, and industry practice regarding regulatory and practitioner issues in trading and in investment management, experience as chief economist of the SEC, and experience as a board member of other public companies.

Christopher C. Melvin Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

Margherita L. DiManni. Ms. DiManni’s experience as a senior executive at Guardian, including her current service as senior vice president, and her prior experience as General Counsel of RS Investments and Secretary of the Trusts.

Matthew H. Scanlan. Mr. Scanlan’s experience as chief executive officer and president of RS Investments and his prior experience as the chief executive officer of an investment management firm.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the RS Funds overseen by the Trustees in the Fund Complex as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex
Independent Trustees
Judson Bergman	RS Investors Fund $10,001 - $50,000 RS Growth Fund $10,001 - $50,000 RS Technology Fund $10,001 - $50,000 RS High Yield Fund $10,001 - $50,000 RS Tax-Exempt Fund $10,001 - $50,000	>$100,000
Dennis M. Bushe	RS Emerging Markets Fund >$100,000 RS Small Cap Growth Fund >$100,000	>$100,000
Kenneth R. Fitzsimmons Jr.	RS Strategic Income Fund >$100,000	>$100,000
Anne M. Goggin, Esq.	RS Global Natural Resources Fund $50,001 - $100,000 RS Large Cap Alpha Fund $50,001 - $100,000 RS Growth Fund >$100,000	>$100,000
Lawrence E. Harris	RS Investors Fund >$100,000	>$100,000
Christopher C. Melvin Jr.	RS Floating Rate Fund $10,001 - $50,000 RS Global Natural Resources Fund $50,001 - $100,000 RS International Growth Fund $10,001 - $50,000	>$100,000

Gloria S. Nelund	RS Technology Fund $50,001 - $100,000	$50,001 - $100,000
Interested Trustees
Margherita L. DiManni[1]	RS Emerging Markets Fund $10,001 - $50,000 RS Large Cap Alpha Fund $50,001 - $100,000 RS Small Cap Equity Fund >$100,000	>$100,000
Matthew H. Scanlan[1]	RS Emerging Markets Fund $1 - $10,000 RS Partners Fund $1 - $10,000	$1 - $10,000

[1]	Ms. DiManni is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser. Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

As of December 31, 2013, none of the current Independent Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, SailingStone Capital Partners LLC (“SailingStone”), RS Funds Distributor, LLC (“RSFD” or the “Distributor”), the principal underwriter of the Funds, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, SailingStone, or RSFD.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). Each Fund pays its allocable portion of independent Trustee fees and expenses based on each such Fund’s net asset value.

The table below sets forth the compensation received by the Trustees from each Fund and the aggregate compensation paid to the Trustees by all the funds in the RS Fund Complex for the fiscal year ended December 31, 2013. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund’s net asset value. Ms. DiManni and Mr. Scanlan, as interested trustees, are not paid compensation by the Funds.

Name of Fund	Judson Bergman	Dennis M. Bushe	Kenneth R. Fitzsimmons Jr.	Anne M. Goggin, Esq.	Lawrence E. Harris[4]	Christopher C. Melvin Jr.	Gloria S. Nelund
RS Partners Fund	$15,439.22	$14,768.42	$15,771.02	$16,894.61	$1,057.39	$15,159.53	$20,704.55
RS Value Fund	$9,330.91	$8,906.96	$9,511.98	$10,216.96	$600.93	$9,147.95	$12,516.04
RS Large Cap Alpha Fund	$5,964.02	$5,699.95	$6,086.78	$6,526.15	$395.79	$5,848.69	$7,996.08
RS Investors Fund	$223.38	$217.29	$232.18	$243.68	$26.72	$225.24	$300.30
RS Global Natural Resources Fund	$36,578.06	$34,932.80	$37,303.92	$40,043.55	$2,360.13	$35,851.22	$49,053.75
RS Small Cap Growth Fund	$5,313.37	$5,076.64	$5,422.24	$5,818.23	$367.71	$5,225.39	$7,131.50
RS Select Growth Fund	$5,064.54	$4,894.22	$5,224.82	$5,519.13	$440.53	$4,998.53	$6,775.39
RS Mid Cap Growth Fund	$600.51	$576.37	$615.50	$657.10	$44.92	$591.66	$805.81
RS Growth Fund	$1,611.19	$1,540.72	$1,645.50	$1,764.77	$111.00	$1,584.36	$2,162.96
RS Technology Fund	$1,388.57	$1,331.03	$1,421.38	$1,520.24	$98.91	$1,366.08	$1,863.56
RS Small Cap Equity Fund	$867.31	$831.29	$887.62	$948.70	$60.56	$851.57	$1,162.72
RS International Fund	$2,858.65	$2,607.72	$2,793.56	$3,208.93	$23.54	$2,809.93	$3,915.12
RS Global Fund	$249.38	$238.52	$254.70	$273.11	$17.01	$245.06	$334.69
RS Emerging Markets Fund	$5,150.71	$4,860.85	$5,195.96	$5,703.80	$233.92	$5,066.88	$6,977.21
RS Emerging Markets Small Cap Fund[1]	$179	$193	$210	$204	$224	$193	$272
RS China Fund	$194.73	$186.26	$198.94	$213.27	$13.53	$191.55	$261.41
RS Investment Quality Bond Fund	$1,376.36	$1,302.06	$1,391.00	$1,512.67	$68.29	$1,344.73	$1,850.63
RS Low Duration Bond Fund	$12,569.43	$11,927.49	$12,739.18	$13,787.00	$669.56	$12,272.88	$16,871.45
RS High Yield Fund	$973.79	$924.13	$987.16	$1,068.49	$53.99	$952.61	$1,307.92
RS Tax-Exempt Fund	$3,178.80	$3,002.95	$3,208.00	$3,492.47	$149.98	$3,100.40	$4,271.67
RS High Income Municipal Bond Fund	$1,558.03	$1,466.44	$1,566.90	$1,715.08	$65.35	$1,519.05	$2,096.84
RS Floating Rate Fund	$19,717.52	$18,880.96	$20,159.00	$21,547.26	$1,350.28	$19,324.22	$26,403.86
RS Strategic Income Fund	$751.85	$713.15	$761.68	$824.60	$39.51	$733.75	$1,009.00

Pension or Retirement Benefits Accrued as Part of Trust Expenses	$—	$—	$—	$—	$—	$—	$—
Estimated Annual Benefits Upon Retirement	$—	$—	$—	$—	$—	$—	$—
Total Cash Compensation From Fund Complex[2,3]	$154,200.00	$147,000.00	$157,000.00	$169,000.00	$9,641.00	$151,200.00	$207,000.00

[1]	RS Emerging Markets Small Cap Fund had not commenced operations as of December 31, 2013; therefore, compensation is estimated for the Fund’s initial fiscal year ending December 31, 2014.
[2]	The Fund Complex consists of the series of the Trust and RS Variable Products Trust.
[3]	These are actual amounts paid by all of the Funds for the fiscal year ended December 31, 2013; these amounts include fees paid during the fiscal year ended December 31, 2013 by Funds that were subsequently liquidated.
[4]	Mr. Harris was appointed to the Board effective December 2013.

Waivers of Certain Sales Loads

If you hold shares through a financial intermediary and you believe you qualify for a sales load waiver, please notify your financial intermediary prior to purchase. You will be required to show proof of your eligibility for a sales load waiver. It is possible that a financial intermediary may not be able to offer one or more of these categories of waivers. If this situation occurs, it is possible that you would need to invest directly through RS Investments in order to take advantage of the waiver. The Funds may terminate or amend the terms of these sales charge waivers at any time.

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, Guardian, their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or RSFD;

•	members, officers, and employees of SailingStone;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement platforms and/or IRA platforms that have an agreement with RSFD to offer shares at NAV;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department, that has an agreement with RSFD to offer shares at NAV, exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers whose clients are investing via fee-based “wrap account” programs; and

•	accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006.

In addition, Class A share purchases are available without initial or contingent deferred sales loads to accounts that held shares of Oak Value Fund, the predecessor fund of RS Capital Appreciation Fund (which, as of March 25, 2013, was reorganized into RS Growth Fund), as of September 3, 2010, and have continuously held shares of one or more of the RS Funds since September 7, 2010.

Eligibility for the sales load waivers above is subject to the policies, procedures, and trading functionality of the relevant financial intermediary. Accounts held through certain financial intermediaries may not be eligible.

If you are responsible (as a trustee or otherwise) for the investment management of an institutional investor (e.g., a company, foundation, trust, endowment, or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent. Information about sales loads and sales load reductions and waivers is also provided in the Prospectus, which is available free of charge on the Funds’ website, www.RSinvestments.com.

Codes of Ethics

The Trust, RS Investments, GIS, SailingStone, and RSFD have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

As of April 1, 2014, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS CHINA FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	78.37%

RS CHINA FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.96%

RS CHINA FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	99.28%

RS CHINA FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	99.98%

RS CHINA FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	94.21%

RS EMERGING MARKETS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	29.97%

RS EMERGING MARKETS FUND	A	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.25%

RS EMERGING MARKETS FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6.21%

RS EMERGING MARKETS FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 146 3900 BURGESS PL BETHLEHEM PA 18017-9097	5.59%

RS EMERGING MARKETS FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.84%

RS EMERGING MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.17%

RS EMERGING MARKETS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	22.13%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	22.33%

RS EMERGING MARKETS FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.23%

RS EMERGING MARKETS FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	10.26%

RS EMERGING MARKETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.69%

RS EMERGING MARKETS FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.28%

RS EMERGING MARKETS FUND	K	STATE STREET CORPORATION CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	71.49%

RS EMERGING MARKETS FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	29.14%

RS EMERGING MARKETS FUND	Y	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	19.97%

RS EMERGING MARKETS FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.43%

RS EMERGING MARKETS FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	10.46%

RS EMERGING MARKETS FUND	Y	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	5.05%

RS EMERGING MARKETS SMALL CAP FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 HANOVER SQUARE NEW YORK NY 10004-4025	100%

RS EMERGING MARKETS SMALL CAP FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 HANOVER SQUARE NEW YORK NY 10004-4025	100%

RS EMERGING MARKETS SMALL CAP FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 HANOVER SQUARE NEW YORK NY 10004-4025	100%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS FLOATING RATE FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	51.85%

RS FLOATING RATE FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.4%

RS FLOATING RATE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7.51%

RS FLOATING RATE FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.41%

RS FLOATING RATE FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	23.42%

RS FLOATING RATE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	23.23%

RS FLOATING RATE FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.98%

RS FLOATING RATE FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.43%

RS FLOATING RATE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.58%

RS FLOATING RATE FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	39.33%

RS FLOATING RATE FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	31.46%

RS FLOATING RATE FUND	K	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10.88%

RS FLOATING RATE FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	31.83%

RS FLOATING RATE FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	21.39%

RS FLOATING RATE FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.96%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS FLOATING RATE FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.76%

RS GLOBAL FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	90.81%

RS GLOBAL FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	83.40%

RS GLOBAL FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.07%

RS GLOBAL FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	99.77%

RS GLOBAL FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	86.36%

RS GLOBAL FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10.18%

RS GLOBAL NATURAL RESOURCES FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	31.23%

RS GLOBAL NATURAL RESOURCES FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	19.26%

RS GLOBAL NATURAL RESOURCES FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.17%

RS GLOBAL NATURAL RESOURCES FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.22%

RS GLOBAL NATURAL RESOURCES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	17.10%

RS GLOBAL NATURAL RESOURCES FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.79%

RS GLOBAL NATURAL RESOURCES FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.15%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS GLOBAL NATURAL RESOURCES FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.88%

RS GLOBAL NATURAL RESOURCES FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.96%

RS GLOBAL NATURAL RESOURCES FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	14.38%

RS GLOBAL NATURAL RESOURCES FUND	K	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	11.53%

RS GLOBAL NATURAL RESOURCES FUND	K	FIFTH THIRD BANK TTEE FBO:MEMORIAL HOSPITAL INV MGMT 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45227-1114	7.16%

RS GLOBAL NATURAL RESOURCES FUND	K	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	6.73%

RS GLOBAL NATURAL RESOURCES FUND	K	MG TRUST COMPANY CUST. FBO GEO-TECH CONSTRUCTION 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.17%

RS GLOBAL NATURAL RESOURCES FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	24.04%

RS GLOBAL NATURAL RESOURCES FUND	Y	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.27%

RS GLOBAL NATURAL RESOURCES FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.14%

RS GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.38%

RS GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.86%

RS GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	36.82%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.33%

RS GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	14.79%

RS GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	15.94%

RS GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CENTINELA ANIMAL HOSPITAL, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	13.40%

RS GROWTH FUND	K	MG TRUST COMPANY CUST. FBO PRINTABLE SERVICES, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.91%

RS GROWTH FUND	K	MG TRUST COMPANY CUST. FBO GREGORY PHILLIES, MD, PC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.62%

RS GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.76%

RS GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.42%

RS GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.55%

RS GROWTH FUND	Y	RENEE R HODGES 4010 DOVER RD DURHAM NC 27707-5401	6.79%

RS GROWTH FUND	Y	STATE STREET BANK & TRUST CUST IRA JOHN R CLEMENS 707 INDIAN CAMP CREEK RD HOT SPRINGS NC 28743-7290	5.58%

RS GROWTH FUND	Y	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.44%

RS GROWTH FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.09%

RS HIGH INCOME MUNICIPAL BOND FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	23.25%

RS HIGH INCOME MUNICIPAL BOND FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.50%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS HIGH INCOME MUNICIPAL BOND FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.70%

RS HIGH INCOME MUNICIPAL BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.98%

RS HIGH INCOME MUNICIPAL BOND FUND	A	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.37%

RS HIGH INCOME MUNICIPAL BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	24.50%

RS HIGH INCOME MUNICIPAL BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.89%

RS HIGH INCOME MUNICIPAL BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	10.26%

RS HIGH INCOME MUNICIPAL BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.10%

RS HIGH INCOME MUNICIPAL BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.01%

RS HIGH INCOME MUNICIPAL BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.31%

RS HIGH INCOME MUNICIPAL BOND FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.48%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	24.17%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.97%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.96%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.22%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	9.31%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS HIGH INCOME MUNICIPAL BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7.62%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	SEI PRIVATE TRUST COMPANY C/O PINNACLE TRUST GWP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.31%

RS HIGH INCOME MUNICIPAL BOND FUND	Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.29%

RS HIGH YIELD FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	20.29%

RS HIGH YIELD FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQARE H 17-B NEW YORK NY 10004	17.45%

RS HIGH YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	9.40%

RS HIGH YIELD FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	11.79%

RS HIGH YIELD FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV41 3900 BURGESS PL BETHLEHEM PA 18017-9097	6.41%

RS HIGH YIELD FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	47.58%

RS HIGH YIELD FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.10%

RS HIGH YIELD FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.98%

RS HIGH YIELD FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.84%

RS HIGH YIELD FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.37%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS HIGH YIELD FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	78.89%

RS HIGH YIELD FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	37.79%

RS HIGH YIELD FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	30.75%

RS HIGH YIELD FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.66%

RS HIGH YIELD FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.17%

RS INTERNATIONAL FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	15.66%

RS INTERNATIONAL FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 44 3900 BURGESS PL BETHLEHEM PA 18017-9097	12.16%

RS INTERNATIONAL FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	15.53%

RS INTERNATIONAL FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	13.97%

RS INTERNATIONAL FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.90%

RS INTERNATIONAL FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.81%

RS INTERNATIONAL FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.68%

RS INTERNATIONAL FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.71%

RS INTERNATIONAL FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	27.34%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS INTERNATIONAL FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	18.33%

RS INTERNATIONAL FUND	Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.42%

RS INTERNATIONAL FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.30%

RS INVESTMENT QUALITY BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	19.94%

RS INVESTMENT QUALITY BOND FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 42 3900 BURGESS PL BETHLEHEM PA 18017-9097	16.92%

RS INVESTMENT QUALITY BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	16.20%

RS INVESTMENT QUALITY BOND FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	13.49%

RS INVESTMENT QUALITY BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.86%

RS INVESTMENT QUALITY BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	13.16%

RS INVESTMENT QUALITY BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	10.56%

RS INVESTMENT QUALITY BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.61%

RS INVESTMENT QUALITY BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.37%

RS INVESTMENT QUALITY BOND FUND	K	MG TRUST COMPANY CUST. FBO THE PLASTIC SURGERY CENTER, PA 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7.65%

RS INVESTMENT QUALITY BOND FUND	K	FRONTIER TRUST COMPANY FBO JACK H. OLENDER & ASSOCIATES, P.C. 209314 PO BOX 10758 FARGO ND 58106-0758	6.75%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTMENT QUALITY BOND FUND	K	MG TRUST COMPANY CUST. FBO WS ASSOCIATES, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	5.67%

RS INVESTMENT QUALITY BOND FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	77.76%

RS INVESTMENT QUALITY BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.92%

RS INVESTMENT QUALITY BOND FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.46%

RS INVESTORS FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	23.32%

RS INVESTORS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.52%

RS INVESTORS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.95%

RS INVESTORS FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.52%

RS INVESTORS FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	21.3%

RS INVESTORS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.67%

RS INVESTORS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.93%

RS INVESTORS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	8.78%

RS INVESTORS FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.15%

RS INVESTORS FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.84%

RS INVESTORS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.84%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTORS FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.19%

RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	23.43%

RS INVESTORS FUND	K	MID ATLANTIC TRUST COMPANY FBO PASCACK DATA SERVICES INC 401(K) 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228	13.91%

RS INVESTORS FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.45%

RS INVESTORS FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.64%

RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	5.11%

RS INVESTORS FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	54.31%

RS INVESTORS FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.75%

RS INVESTORS FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.78%

RS INVESTORS FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.92%

RS LARGE CAP ALPHA FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.15%

RS LARGE CAP ALPHA FUND	A	THE GUARDIAN VALUE LINE QUALIFIED ACCT #03 OF THE GUARDIAN INS & ANNUITY & CO ATTN EQUITY ACCOUNTING PO BOX 26210 BETHLEHEM PA 18002	5.11%

RS LARGE CAP ALPHA FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	19.63%

RS LARGE CAP ALPHA FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	14.82%

RS LARGE CAP ALPHA FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	12.64%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LARGE CAP ALPHA FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	9.44%

RS LARGE CAP ALPHA FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.98%

RS LARGE CAP ALPHA FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.98%

RS LARGE CAP ALPHA FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.35%

RS LARGE CAP ALPHA FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.00%

RS LARGE CAP ALPHA FUND	K	STATE STREET CORPORATION CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST. BOSTON MA 02111-2901	32.56%

RS LARGE CAP ALPHA FUND	K	FRONTIER TRUST COMPANY FBO PEERLESS TRANSPORT 401(K) PLAN 206 01 PO BOX 10758 FARGO ND 58106-0758	8.31%

RS LARGE CAP ALPHA FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	79.08%

RS LOW DURATION BOND FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	24.48%

RS LOW DURATION BOND FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	23.64%

RS LOW DURATION BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.65%

RS LOW DURATION BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.76%

RS LOW DURATION BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.66%

RS LOW DURATION BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.09%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.01%

RS LOW DURATION BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.33%

RS LOW DURATION BOND FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	9.10%

RS LOW DURATION BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.01%

RS LOW DURATION BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.13%

RS LOW DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.95%

RS LOW DURATION BOND FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	41.04%

RS LOW DURATION BOND FUND	K	MG TRUST COMPANY CUST. FBO ERA, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.21%

RS LOW DURATION BOND FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.34%

RS LOW DURATION BOND FUND	K	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.01%

RS LOW DURATION BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	26.52%

RS LOW DURATION BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.52%

RS LOW DURATION BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	13.35%

RS LOW DURATION BOND FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10.68%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.71%

RS MID CAP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	24.83%

RS MID CAP GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.83%

RS MID CAP GROWTH FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.20%

RS MID CAP GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	27.30%

RS MID CAP GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	14.62%

RS MID CAP GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	16.09%

RS MID CAP GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.00%

RS MID CAP GROWTH FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.25%

RS MID CAP GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	20.06%

RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO SUNRISE ERECTORS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.79%

RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO STORMSOURCE SOFTWARE, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7.71%

RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.25%

RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.79%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS MID CAP GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	30.34%

RS MID CAP GROWTH FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	18.04%

RS MID CAP GROWTH FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	16.01%

RS MID CAP GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.53%

RS MID CAP GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	9.99%

RS PARTNERS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	21.27%

RS PARTNERS FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.95%

RS PARTNERS FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.74%

RS PARTNERS FUND	A	STATE STREET BANK & TRUST AS TTEE FOR ADVENTIST HEALTHCARE RETIREMEN PLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	6.59%

RS PARTNERS FUND	K	MG TRUST COMPANY CUST. FBO THE PLASTIC SURGERY CENTER, PA 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7.65%

RS PARTNERS FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.02%

RS PARTNERS FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	41.47%

RS PARTNERS FUND	Y	JPMORGAN CHASE AS TRUSTEE FBO SAFEWAY 401(K) PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.18%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS PARTNERS FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.76%

RS PARTNERS FUND	Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.21%

RS SELECT GROWTH FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	24.96%

RS SELECT GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	14.14%

RS SELECT GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.55%

RS SELECT GROWTH FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.44%

RS SELECT GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	19.72%

RS SELECT GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.83%

RS SELECT GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.11%

RS SELECT GROWTH FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.72%

RS SELECT GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.41%

RS SELECT GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.88%

RS SELECT GROWTH FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.26%

RS SELECT GROWTH FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	27.83%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SELECT GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	18.64%

RS SELECT GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	13.51%

RS SELECT GROWTH FUND	K	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.11%

RS SELECT GROWTH FUND	K	MG TRUST COMPANY CUST. FBO PHILIP J. ORISEK, MD, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.27%

RS SELECT GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.64%

RS SELECT GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	19.11%

RS SELECT GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	16.35%

RS SELECT GROWTH FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.64%

RS SELECT GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.88%

RS SELECT GROWTH FUND	Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.15%

RS SMALL CAP EQUITY FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 145 3900 BURGESS PL BETHLEHEM PA 18017-9097	29.65%

RS SMALL CAP EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.95%

RS SMALL CAP EQUITY FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	35.12%

RS SMALL CAP EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	24.95%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP EQUITY FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.94%

RS SMALL CAP EQUITY FUND	C	STATE STREET BANK & TRUST CUST IRA ARDINE G LINDAHL DCD FBO WILLARD & ARDINE LINDAHL LVGTS FFB CURTIS A LINDAHL 850 SHOEMAKER RD WEBSTER NY 14580-8746	5.48%

RS SMALL CAP EQUITY FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.12%

RS SMALL CAP EQUITY FUND	K	MG TRUST COMPANY CUST. FBO ERA, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.57%

RS SMALL CAP EQUITY FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	92.34%

RS SMALL CAP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	15.79%

RS SMALL CAP GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	31.10%

RS SMALL CAP GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.89%

RS SMALL CAP GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	14.94%

RS SMALL CAP GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.59%

RS SMALL CAP GROWTH FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	9.93%

RS SMALL CAP GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.05%

RS SMALL CAP GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	8.85%

RS SMALL CAP GROWTH FUND	K	STATE STREET CORPORATION CUST FBO ADP ACCESS IRA 1 LINCOLN ST BOSTON MA 02111-2901	19.42%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP GROWTH FUND	K	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	9.46%

RS SMALL CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.23%

RS SMALL CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO PRINTABLE SERVICES, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	5.50%

RS SMALL CAP GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.63%

RS SMALL CAP GROWTH FUND	K	WTRISC AS AGENT FBO THE OCEAN REEF CLUB INC NO EXCESS PO BOX 52129 PHOENIX AZ 85072-2129	5.50%

RS SMALL CAP GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	40.66%

RS SMALL CAP GROWTH FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.36%

RS SMALL CAP GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.67%

RS SMALL CAP GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.39%

RS SMALL CAP GROWTH FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.14%

RS STRATEGIC INCOME FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	61.57%

RS STRATEGIC INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.86%

RS STRATEGIC INCOME FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	35.23%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS STRATEGIC INCOME FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	14.49%

RS STRATEGIC INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	12.33%

RS STRATEGIC INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	8.95%

RS STRATEGIC INCOME FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.35%

RS STRATEGIC INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.65%

RS STRATEGIC INCOME FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	65.97%

RS STRATEGIC INCOME FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	27.62%

RS STRATEGIC INCOME FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	31.92%

RS STRATEGIC INCOME FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	30.10%

RS STRATEGIC INCOME FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	17.46%

RS STRATEGIC INCOME FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.74%

RS TAX EXEMPT FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	47.46%

RS TAX EXEMPT FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.62%

RS TAX EXEMPT FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	13.60%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class

RS TAX EXEMPT FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.15%

RS TAX EXEMPT FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.16%

RS TAX EXEMPT FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.21%

RS TAX-EXEMPT FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	20.68%

RS TAX-EXEMPT FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	19.13%

RS TAX-EXEMPT FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.74%

RS TAX-EXEMPT FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.72%

RS TAX-EXEMPT FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.33%

RS TAX-EXEMPT FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.21%

RS TAX-EXEMPT FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.26%

RS TAX-EXEMPT FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17.62%

RS TAX-EXEMPT FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.62%

RS TAX-EXEMPT FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.85%

RS TAX-EXEMPT FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.69%

RS TECHNOLOGY FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.16%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS TECHNOLOGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	12.64%

RS TECHNOLOGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.97%

RS TECHNOLOGY FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.24%

RS TECHNOLOGY FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	23.74%

RS TECHNOLOGY FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	23.19%

RS TECHNOLOGY FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	13.72%

RS TECHNOLOGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.42%

RS TECHNOLOGY FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.93%

RS TECHNOLOGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.84%

RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO SUNRISE ERECTORS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	19.68%

RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	11.82%

RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	12.51%

RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO ELECTRONIC FUNDS TRANSFER CORPORAT 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.14%

RS TECHNOLOGY FUND	K	FIIOC FBO PORTER & YEE 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	6.77%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO THE BUSINESS RESOURCE INSTITUTE, I 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.42%

RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO SEVEN HILLS ENDODONTICS 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.07%

RS TECHNOLOGY FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	33.20%

RS TECHNOLOGY FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.33%

RS TECHNOLOGY FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.95%

RS TECHNOLOGY FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.52%

RS TECHNOLOGY FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.87%

RS TECHNOLOGY FUND	Y	ANDERSON INTERNET AGE LLC 2801 HIGHWAY 280 S STE 350 BIRMINGHAM AL 35223-2928	5.25%

RS VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	16.69%

RS VALUE FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	16.20%

RS VALUE FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.67%

RS VALUE FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT FBO CUSTOMERS ACCOUNT ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.82%

RS VALUE FUND	A	STATE STREET CORPORATION CUST FBO ADP ACCESS IRA 1 LINCOLN ST BOSTON MA 02111-2901	8.34%

RS VALUE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	21.48%

RS VALUE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	19.15%

Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS VALUE FUND	C	SPECIAL CUSTODY ACCT 0OR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.32%

RS VALUE FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	9.23%

RS VALUE FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.82%

RS VALUE FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	9.13%

RS VALUE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.05%

RS VALUE FUND	K	MILLER & LONG EMPLOYEES PROFIT SHARING PLAN MILLER & LONG CO INC 4824 RUGBY AVE BETHESDA MD 20814-3019	35.50%

RS VALUE FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	70.84%

RS VALUE FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.46%

RS VALUE FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.33%

As of April 1, 2014, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of a Fund except as set forth below.

Fund	Percentage of the Fund’s equity securities owned by the trustees and officers as a group
RS Strategic Income Fund (Class Y)	1.34%

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Matthew H. Scanlan, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Ms. Nina Gupta, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Ms. Shelly Chu, Fund Controller of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. Mr. James L. Smith, Chief Compliance Officer of RS Investments, serves as Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer of the Trust. Mmes. Marianne Clark and Jessica R. Hale, each Counsel of RS Investments, serve as the Trust’s Assistant Secretaries. Mr. Glen M. Wong, Fund Controller of RS Investments, serves as the Trust’s Assistant Treasurer. The board of directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non- employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides administrative services for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Funds. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers. The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Guardian Investor Services LLC

GIS serves as the sub-adviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund (the “GIS Sub-Advised Funds”). GIS and RS Investments have entered into a written Sub-Advisory, Sub-Administration and Accounting Services Agreement pursuant to which GIS provides sub-advisory services with respect to the GIS Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of Trustees of the Trust.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GIS Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GIS Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GIS Sub-Advised Fund, the Trust, or to any shareholder of a GIS Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GIS Sub-Advised Fund.

SailingStone Capital Partners LLC

SailingStone serves as the sub-adviser for RS Global Natural Resources Fund. SailingStone and RS Investments have entered into a written Sub-Advisory Agreement (the “SailingStone Sub-Advisory Agreement”), pursuant to which SailingStone provides sub-advisory services with respect to RS Global Natural Resources Fund, subject to the general oversight of RS Investments and the Board of Trustees of the Trust.

The SailingStone Sub-Advisory Agreement will continue in effect until May 31, 2016, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of RS Global Natural Resources Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or SailingStone, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, SailingStone shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to RS Global Natural Resources Fund, the Trust, or to any shareholder of RS Global Natural Resources Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by RS Global Natural Resources Fund.

Management, Administrative, and Accounting Fees

Management Fees. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund.

Recent Management Fees Paid by the Funds

	Management Fees[1,4]	Fee Waivers/ Reimbursement Of Expenses[2]
RS Partners Fund
Year ended 12/31/13	$18,701,595	$(1,290,297)
Year ended 12/31/12	$17,506,439	$(577,282)
Year ended 12/31/11	$20,929,783	—

	Management Fees[1,4]	Fee Waivers/ Reimbursement Of Expenses[2]
RS Value Fund
Year ended 12/31/13	$9,200,453	$(1,052,007)
Year ended 12/31/12	$10,067,037	$(1,174,364)
Year ended 12/31/11	$14,988,121	$(1,129,825)

RS Large Cap Alpha Fund
Year ended 12/31/13	$3,855,822	$—
Year ended 12/31/12	$3,406,822	—
Year ended 12/31/11	$4,039,896	—

RS Investors Fund
Year ended 12/31/13	$139,909	$(158,234)
Year ended 12/31/12	$3,527	$(147,530)
Year ended 12/31/11	$30,618	$(141,550)

RS Global Natural Resources Fund
Year ended 12/31/13	$45,718,812	$(1,549,268)
Year ended 12/31/12	$33,290,819	$(2,362,078)
Year ended 12/31/11	$27,046,710	$(759,446)

RS Small Cap Growth Fund
Year ended 12/31/13	$6,156,357	$(391,865)
Year ended 12/31/12	$4,722,872	$(741,277)
Year ended 12/31/11	$4,678,833	$(567,996)

RS Select Growth Fund
Year ended 12/31/13	$5,931,943	$(663,622)
Year ended 12/31/12	$1,576,465	$(391,943)
Year ended 12/31/11	$599,087	$(207,431)

RS Mid Cap Growth Fund
Year ended 12/31/13	$529,970	$(133,593)
Year ended 12/31/12	$414,708	$(105,883)
Year ended 12/31/11	$515,085	—

RS Growth Fund
Year ended 12/31/13	$1,499,869	$(2,305)
Year ended 12/31/12	$830,938	—
Year ended 12/31/11	$827,794	—

RS Technology Fund
Year ended 12/31/13	$1,802,118	$—
Year ended 12/31/12	$2,089,569	—
Year ended 12/31/11	$3,033,997	—

RS Small Cap Equity Fund
Year ended 12/31/13	$837,671	$(4,581)
Year ended 12/31/12	$759,769	$(13,586)
Year ended 12/31/11	$830,854	$(19,940)

	Management Fees[1,4]	Fee Waivers/ Reimbursement Of Expenses[2]
RS International Fund
Year ended 12/31/13	$2,897,338	$(71,256)
Year ended 12/31/12	$5,351,962	—
Year ended 12/31/11	$1,594,577	—

RS Global Fund
Year ended 12/31/13	$172,497	$(86,083)
Year ended 12/31/12	$68,273	$(149,108)
Period from 5/16/11 to 12/31/11[3]	$63,797	$(56,878)

RS Emerging Markets Fund
Year ended 12/31/13	$6,687,869	$—
Year ended 12/31/12	$17,376,182	—
Year ended 12/31/11	$19,417,909	—

RS China Fund
Year ended 12/31/13	$201,419	$(76,506)
Year ended 12/31/12	$175,278	$(67,267)
Period from 5/16/11 to 12/31/11[3]	$79,658	$(70,306)

RS Investment Quality Bond Fund
Year ended 12/31/13	$637,124	$(249,099)
Year ended 12/31/12	$903,665	$(169,358)
Year ended 12/31/11	$784,954	$(27,933)

RS Low Duration Bond Fund
Year ended 12/31/13	$7,157,090	$(121,036)
Year ended 12/31/12	$6,802,695	—
Year ended 12/31/11	$3,764,628	—

RS High Yield Fund
Year ended 12/31/13	$558,739	$(194,717)
Year ended 12/31/12	$610,414	$(239,276)
Year ended 12/31/11	$487,984	$(278,770)

RS Tax-Exempt Fund
Year ended 12/31/13	$1,656,200	$(386,530)
Year ended 12/31/12	$2,339,215	—
Year ended 12/31/11	$1,533,054	—

RS High Income Municipal Bond Fund
Year ended 12/31/13	$566,222	$(434,656)
Year ended 12/31/12	$683,585	$(594,886)
Year ended 12/31/11	$62,957	$(551,607)

RS Floating Rate Fund
Year ended 12/31/13	$13,598,235	$(2,960,864)
Year ended 12/31/12	$5,786,476	$(3,753,460)
Year ended 12/31/11	$1,015,203	$(7,063,441)

	Management Fees[1,4]	Fee Waivers/ Reimbursement Of Expenses[2]
RS Strategic Income Fund
Year ended 12/31/13	$231,873	$(348,252)
Year ended 12/31/12	$164,575	$(427,761)
Year ended 12/31/11	$0	$(515,694)

[1]	After giving effect to any reimbursement or waiver by RS Investments.
[2]	Includes amount of management fees waived or reimbursed by RS Investments, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund. For certain Funds, RS Investments was reimbursed by GIS for a portion of the management fees it waived.
[3]	The Fund commenced operations on May 17, 2011.
[4]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore had not paid any management fees to RS Investments as of December 31, 2013.

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, RS Investments will pay GIS monthly fees for each Fund listed below in an amount equal to the applicable percentage set forth below of all fees due from such Fund to RS Investments for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments with respect to that Fund for such period; provided that the monthly fee due hereunder to GIS in respect of a Fund shall be reduced in the same proportion as the fee due to RS Investments from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments in respect of the Fund to which GIS has agreed:

Fund	Fee
RS Investment Quality Bond Fund	28%
RS Low Duration Bond Fund	28%
RS High Yield Fund	28%
RS Tax-Exempt Fund	28%
RS High Income Municipal Bond Fund	28%
RS Floating Rate Fund	28%
RS Strategic Income Fund	28%

For its services under the SailingStone Sub-Advisory Agreement, RS Investments will pay SailingStone a monthly fee, based on RS Global Natural Resources Fund’s assets, as specified from time to time by RS Investments (the “Managed Assets”), at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The SailingStone Sub-Advisory Agreement also provides that, in the event that RS Investments implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of RS Global Natural Resources Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

Administrative Services. RS Investments provides administrative services to each of the Funds pursuant to the Advisory Agreement with the Funds. In addition, State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, fund accounting, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Funds, as amended from time to time. For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Notwithstanding the foregoing, State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The table below states the total dollar amount in fees paid by the Funds to State Street under the administration agreement for the last three fiscal years.

Fund[1]	Fees Paid Fiscal Year Ended 12/31/13	Fees Paid Fiscal Year Ended 12/31/12	Fees Paid Fiscal Year Ended 12/31/11
RS Partners Fund	$238,024	$227,513	$265,035
RS Value Fund	$142,367	$167,190	$240,955
RS Large Cap Alpha Fund	$91,748	$86,205	$101,812
RS Investors Fund	$2,971	$1,981	$2,193
RS Global Natural Resources Fund	$573,970	$452,147	$345,678
RS Small Cap Growth Fund	$82,000	$72,987	$69,936
RS Select Growth Fund	$78,973	$24,317	$9,811
RS Mid Cap Growth Fund	$9,327	$7,736	$7,695
RS Growth Fund	$22,252	$13,188	$13,114
RS Technology Fund	$21,066	$27,220	$39,032
RS Small Cap Equity Fund	$13,339	$13,253	$14,345
RS International Fund	$48,465	$82,982	$22,179
RS Global Fund[2]	$3,955	$3,526	$1,796
RS Emerging Markets Fund	$78,634	$219,990	$244,436
RS China Fund[2]	$3,087	$2,807	$1,695
RS Investment Quality Bond Fund	$21,605	$26,717	$20,278
RS Low Duration Bond Fund	$197,679	$186,546	$103,759
RS High Yield Fund	$15,071	$17,865	$16,046
RS Tax-Exempt Fund	$49,988	$58,133	$37,739
RS High Income Municipal Bond Fund	$24,708	$31,431	$15,374
RS Floating Rate Fund	$310,018	$175,692	$162,452
RS Strategic Income Fund	$11,816	$12,208	$9,485

[1]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore had not paid any fees to State Street under the administration agreement as of December 31, 2013.
[2]	The Fund commenced operations on May 17, 2011.

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Funds’ 12b-1 Plan to RSFD, One Bush Street, Suite 900, San Francisco, California 94104, the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of RS Investments, GIS, and SailingStone is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as investment adviser or sub-adviser, in accordance with the proxy voting policies and procedures of each such Adviser. A copy or description of the proxy voting policies and procedures to be followed by each Adviser on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”).

Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-3863; or on RS Investments’ website at www.RSinvestments.com and (2) on the SEC’s website at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds. For certain Funds, RS Investments pays a portion of its management fee to GIS or SailingStone. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s adviser or sub-adviser, as applicable, and are not paid from any assets of the Funds or any other managed account.

In the case of the GIS Sub-Advised Funds, portfolio managers are paid by Guardian, with a portion of the total available compensation pool allocated to Guardian and GIS, respectively, based on each of those company’s assets under management. Portfolio managers for RS Global Natural Resources Fund are compensated by SailingStone. Portfolio managers for the other Funds are compensated by RS Investments.

A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian’s general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the “Guardian Assets”). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments, GIS, and SailingStone.

1) RS Investments

RS Investments’ investment professionals receive cash compensation that is a combination of salary and bonus.

RS Investments’ investment professionals are organized in teams. In most cases, an individual is a member of one team, but in some cases an individual contributes to multiple teams. For the purposes of compensation, the firm has four operating investment teams: Hard Assets, Value, Growth, and Emerging Markets.

Individual salary levels are set by the team leader(s) or the team as a whole in consultation with the Chief Executive Officer, taking into account current industry norms and market data.

Bonuses are set taking into account both individual contribution and team contributions. Aggregated team-wide bonus totals are determined by the RS Investments Executive Committee. An individual investment professional’s bonus is determined by the team leader(s) or the team as a whole and the Chief Executive Officer with approval by the Executive Committee based on number of factors, including:

•	The individual’s contribution to investment performance and consistency of performance over one-, three-, and five-year periods as described above;

•	Qualitative assessment of an individual’s contributions (distinct from Fund and account performance); and

•	Experience in the industry and in the specific role in which the individual operates.

The factors set forth above may be weighted in different ways for different groups based on the nature of the investment strategies run by each team.

In addition, RS Investments’ investment professionals typically benefit from the opportunity to hold ownership interests (or options to purchase ownership interests) in the firm. To the extent an individual holds an ownership interest, he or she participates in overall firm profits.

In the case of an employee of an RS Investments-affiliated company outside the U.S. who is an “associated person” of RS Investments and who serves as portfolio manager of a Fund, the factors described above are applied independently by each RS Investments-affiliated company that employs such a portfolio manager. In such cases, RS Investments compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RS Investments on the shared service of the portfolio manager.

2) GIS

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a GIS Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, RS Investment Quality Bond Fund’s performance is measured against the performance of the Barclays U.S. Aggregate Bond Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. Although under normal circumstances the Guardian Assets substantially exceed those of the GIS Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

3) SailingStone

The total compensation package paid by SailingStone to portfolio managers encourages all professionals to contribute toward the long-term success of SailingStone. All members of the investment team at SailingStone are partners, and all partners will have the same base salary.

In addition to base salary, portfolio managers will have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool will be determined by the overall success of the business and will be calculated as a percentage of revenues. Individual awards will be determined based on accuracy of forecasts of company specific net asset value, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profits and losses for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of each Fund beneficially owned as of December 31, 2013, or on such other date as noted below, by the Funds’ current portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Stephen J. Bishop	RS Small Cap Growth Fund RS Growth Fund RS Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$1,000,000+ None $500,001-1,000,000 $500,001-1,000,000 $500,001-1,000,000 None

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
John Blaney	RS Floating Rate Fund	None
Kevin Booth	RS Floating Rate Fund RS Strategic Income Fund RS High Yield Fund	$100,001-500,000 None None
Melissa Chadwick-Dunn	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 $100,001-500,000 $1,000,000+ $500,001-1,000,000 None
Tony Chu[1]	RS China Fund	None
Robert J. Crimmins Jr.	RS Low Duration Bond Fund RS Investment Quality Bond Fund RS Strategic Income Fund	$10,001-50,000 $10,001-50,000 None
MacKenzie B. Davis	RS Global Natural Resources Fund	$1,000,000+
John Gargana	RS Low Duration Bond Fund	$10,001-50,000
Paul Gillin[2]	RS High Yield Fund RS Floating Rate Fund	None $10,001-50,000
Alexander M. Grant Jr.	RS Tax-Exempt Fund RS High Income Municipal Bond Fund	$100,001-500,000 $100,001-500,000
Marc Gross	RS High Yield Fund RS Floating Rate Fund RS Strategic Income Fund	$10,001-50,000 None None
Paul Hamilos[3]	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	None None None None
Robert J. Harris[4]	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$10,001-50,000 $100,001-500,000 $50,001-100,000 None
Paul Jablansky[5]	RS Investment Quality Bond Fund RS Low Duration Bond Fund RS Strategic Income Fund	None None None
U-Wen Kok	RS International Fund RS Global Fund	None None
Daniel Lang[6]	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$50,001-100,000 $10,001-50,000 None $100,001-500,000
Joseph M. Mainelli	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Funds	None $10,001-50,000 None $100,001-500,000
David J. Marmon[7]	RS Investment Quality Bond Fund RS Low Duration Bond Fund[7] RS Strategic Income Fund	None None None
Byron E. Penstock	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$100,001-500,000 None None None
Michael Reynal	RS Emerging Markets Fund RS China Fund RS Emerging Markets Small Cap Fund[8]	$100,001-500,000 None None
Kenneth L. Settles Jr.	RS Global Natural Resources Fund	$1,000,000+
D. Scott Tracy	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 $10,001-50,000 $100,001-500,000 $100,001-500,000 None

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Demetrios Tsaparas	RS Investment Quality Bond Fund RS Strategic Income Fund	None None

[1]	Mr. Chu was appointed portfolio manager of RS China Fund on February 6, 2014. This information is provided as of March 31, 2014.
[2]	Mr. Gillin was appointed portfolio manager of RS High Yield Fund and RS Floating Rate Fund on May 1, 2014. This information is provided as of March 31, 2014.
[3]	Mr. Hamilos was appointed portfolio manager of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund on January 7, 2014. This information is provided as of March 31, 2014.
[4]	Mr. Harris was appointed portfolio manager of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund on January 7, 2014. This information is provided as of March 31, 2014.
[5]	Mr. Jablansky was appointed co-portfolio manager of RS Investment Quality Bond Fund and RS Low Duration Bond Fund, and a member of the investment team of RS Strategic Income Fund, on January 2, 2014. This information is provided as of March 31, 2014.
[6]	Mr. Lang was appointed portfolio manager of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund on January 7, 2014. This information is provided as of March 31, 2014.
[7]	Mr. Marmon became portfolio manager of RS Low Duration Bond Fund effective April 11, 2014. This information is provided as of March 31, 2014.
[8]	RS Emerging Markets Small Cap Fund did not commence operations until January 31, 2014. This information is stated as of March 31, 2014.

Other Accounts. Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including, in some instances, other series of the Trust and series of RS Variable Products Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts as of December 31, 2013, or on such other date as noted below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts[1]	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Stephen J. Bishop[9]	7	$2,849,317	0	$0	10[11]	$1,357,868
John Blaney	1	$2,835,546	0	$0	0	$0
Kevin Booth	4	$3,088,233	0	$0	1	$618,156
Melissa Chadwick-Dunn[9]	6	$2,617,236	0	$0	10[11]	$1,357,868
Tony Chu[2]	1	$28,028	0	$0	0	$0
Robert J. Crimmins Jr.	5	$2,576,158	0	$0	2	$9,944,187
MacKenzie B. Davis	4	$5,483,926	0	$0	68[12]	$2,299,004
John Gargana	2	$1,569,462	0	$0	0	$0
Paul Gillin[3]	0	$0	0	$0	0	$0
Alexander M. Grant Jr.	3	$517,129	0	$0	1	$1,208,055
Marc Gross	4	$3,088,233	0	$0	1	$572,810
Paul Hamilos[4]	5	$5,754,416	0	$0	44	$2,921,807
Robert J. Harris[5]	5	$5,754,416	0	$0	44	$2,921,807
Paul Jablansky[6]	5	$2,469,404	0	$0	1	$2,317,005
U-Wen Kok	3	$317,467	0	$0	0	$0
Daniel Lang[7]	5	$5,754,416	0	$0	44	$2,921,807
Joseph M. Mainelli	5	$5,754,416	0	$0	44	$2,921,807
David J. Marmon[8]	5	$1,014,076	0	$0	1	$582,511

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts[1]	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Byron E. Penstock	5	$5,754,416	0	$0	44	$2,921,807
Michael Reynal[10]	4	$566,266	0	$0	4	$334,930
Kenneth L. Settles Jr.	4	$5,483,926	0	$0	68[12]	$2,299,004
D. Scott Tracy[9]	6	$2,617,236	0	$0	10[11]	$1,357,868
Demetrios Tsaparas	3	$1,006,695	0	$0	0	$0

[1]	Includes all Funds of the Trust and RS Variable Products Trust managed by the identified portfolio manager.
[2]	Mr. Chu was appointed portfolio manager of RS China Fund on February 6, 2014. This information is provided as of March 31, 2014.
[3]	Mr. Gillin was appointed portfolio manager of RS High Yield Fund and RS Floating Rate Fund on May 1, 2014. This information is provided as of March 31, 2014.
[4]	Mr. Hamilos was appointed portfolio manager of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund on January 7, 2014. This information is provided as of March 31, 2014.
[5]	Mr. Harris was appointed portfolio manager of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund on January 7, 2014. This information is provided as of March 31, 2014.
[6]	Mr. Jablansky was appointed co-portfolio manager of RS Investment Quality Bond Fund and RS Low Duration Bond Fund, and a member of the investment team of RS Strategic Income Fund, on January 2, 2014. This information is provided as of March 31, 2014.
[7]	Mr. Lang was appointed portfolio manager of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund on January 7, 2014. This information is provided as of March 31, 2014.
[8]	Mr. Marmon was appointed portfolio manager of RS Low Duration Bond Fund effective April 11, 2014. This information is provided as of March 31, 2014.
[9]	Information is provided as of February 28, 2014.
[10]	RS Emerging Markets Small Cap Fund commenced operations on January 31, 2014. Information is provided as of March 31, 2014.
[11]	The investment adviser to the account receives an advisory fee based on account performance for two of these other accounts, in which the assets total approximately $222,657,923.
[12]	The investment adviser to the account receives an advisory fee based on account performance for eight of these other accounts, in which the assets total approximately $218,388,150.

Conflicts of Interest. The Advisers have informed the Trust as follows:

1) RS Investments

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Fund and such other accounts. RS Investments and its related persons, for themselves or their clients, may take a conflicting position in a security in which RS Investments has invested client assets. For example, RS Investments and its related persons, on behalf of themselves or their clients, may sell a security that a client of RS Investments continues to hold, or may buy a security that RS Investments has sold for a client.

RS Investments is not obligated to acquire for any account any security that RS Investments and its related persons may acquire for their own accounts or for the account of any other client. In addition, RS Investments may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, RS Investments may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, RS Investments may, in its discretion, cause one account that it manages to hold a security after RS Investments has caused another similarly managed account to sell the same security; or RS Investments may, in its discretion, cause one account that it manages to buy a security before RS Investments causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by RS Investments for one client may disadvantage another client.

RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale.

2) GIS

Portfolio managers for the GIS Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the GIS Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the GIS Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a GIS Sub-Advised Fund. Because the GIS Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a GIS Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a GIS Sub-Advised Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each GIS Sub-Advised Fund’s investment policies and with the Code of Ethics of the Funds and GIS. In addition, GIS periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

3) SailingStone

Portfolio managers for RS Global Natural Resources Fund may manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for other institutions and individuals. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of RS Global Natural Resources Fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between RS Global Natural Resources Fund and such other accounts. SailingStone, for their clients, may take a conflicting position in a security in which SailingStone has invested client assets. For example, SailingStone on behalf of its clients, may sell a security that a client of SailingStone continues to hold, or may buy a security that SailingStone has sold for a client.

SailingStone is not obligated to acquire for any account any security that SailingStone and its related persons may acquire for their own accounts or for the account of any other client. In addition, SailingStone may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, SailingStone may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, SailingStone may, in its discretion, cause one account that it manages to hold a security after SailingStone has caused another similarly managed account to sell the same security; or SailingStone may, in its discretion, cause one account that it manages to buy a security before SailingStone causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by SailingStone for one client may disadvantage another client.

SailingStone seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both RS Global Natural Resources Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. SailingStone and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. SailingStone may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is SailingStone’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.

It is SailingStone’s policy that, when the amount of securities of a particular issuer available to SailingStone’s client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, SailingStone generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also SailingStone’s policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in SailingStone’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be affected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, with the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. RS Global Natural Resources Fund may have lower investment returns than other accounts managed by SailingStone with substantially similar investment objectives and strategies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of the Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. An Adviser may aggregate client sale and purchase orders for securities with similar orders being made simultaneously for other clients, if, in the Adviser’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for some of the Adviser’s clients will be affected simultaneously with the purchase or sale of like securities for other of the Adviser’s clients. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. Pursuant to the Adviser’s policies regarding the aggregation of transactions for clients’ accounts, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transactions. As a result, the transaction price may be more or less favorable to a client than it would have been if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and the NASDAQ Stock Market (“NASDAQ”), commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Transactions on exchanges may be executed with a broker-dealer on an agency or principal basis. Broker-dealers serving as primary market makers may be compensated by commission or from the purchase price proceeds. Purchases of underwritten public offerings or private placements include a commission or a concession paid by the issuer to a member of the underwriting syndicate or selling group. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.

Each Adviser places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. The Advisers’ agreements with their clients generally allow the Advisers to determine the brokers or dealers that the Advisers use to effect securities transactions for a client’s account and to determine the commission rate or compensation paid to the broker or dealer effecting each transaction. Each Adviser seeks best execution on its clients’ portfolio transactions except to the extent the Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, an Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, competitiveness of commission rates and spreads, size of the order, nature of the market for the security, experience of the broker-dealer, research capabilities of the broker-dealer, clearance and settlement capabilities, evaluations of execution quality by consultant, and broker credit worthiness, reputation, and integrity.

An Adviser may sometimes instruct a broker through whom it executes a securities transaction to allocate all or a certain number of shares on an executed transaction to another broker-dealer for settlement (“step-out”) and each broker may receive a portion of the commission. An Adviser may also instruct a broker to pay a portion of a commission to another broker that performs services in respect of the transaction in question but does not execute the transaction.

As permitted by Section 28(e) of the Exchange Act, an Adviser may, on behalf of a client, pay a broker or dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to the Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, and discussions with individual stock analysts. In addition, a broker may accumulate credits for the Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, the Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Advisers’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. The Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, the Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment, exchange data (e.g., quotes, volume), and access to research by the Adviser’s traders and performance analysts. Some of these services may be of value to the Advisers and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. An Adviser’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

An Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When an Adviser uses client brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, an Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. RS Investments maintains policies and procedures designed to address such conflicts.

RS Investments maintains detailed information regarding the services and products it receives from brokers (including services and products received through commission sharing arrangements) and periodically evaluates the nature and quality of these services and products by means of a quarterly internal voting process during which RS Investments’ portfolio managers and research analysts rank brokers based on the nature and quality of the services and products they have provided. Taking into account RS Investments’ obligation to seek best execution, traders typically allocate orders and divide commissions based on such evaluations, as well as on their own quarterly review of broker-dealer capabilities.

RS Investments and its affiliates, including RSFD, at their own expense and out of their own assets, may provide compensation to financial intermediaries (including broker-dealers and/or affiliates of broker-dealers who execute transactions for RS Investments’ clients) in connection with sales of Fund shares or in connection with the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. The compensation provided by RS Investments and its related persons to these financial intermediaries may create an incentive for the financial intermediaries to recommend the Funds over other products.

Some broker-dealers have entered into agreements with RSFD to sell shares of the Funds to the broker-dealers’ clients. Based on RS Investments’ interest in a broker-dealer’s continued sale of shares of the Funds, RS Investments may have an incentive to select these broker-dealers to execute transactions for RS Investments’ clients, rather than selecting broker-dealers based on a client’s interest in receiving best execution. RS Investments has adopted procedures designed to prevent RS Investments’ traders from taking into account a broker-dealer’s promotion or sale of RS mutual fund shares when selecting broker-dealers to effect transactions.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Unless noted otherwise, changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, and are not reflective of a material change in investment strategy.

Fund[1]	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11
RS Partners Fund	$2,875,217	$2,634,445	$3,178,321
RS Value Fund[2]	$1,238,628	$2,958,987	$2,439,405
RS Large Cap Alpha Fund	$839,215	$856,346	$1,126,473
RS Investors Fund[3]	$130,122	$42,556	$26,177
RS Global Natural Resources Fund[4]	$6,222,176	$4,357,988	$3,206,530

RS Small Cap Growth Fund	$1,485,787	$1,607,733	$1,647,876
RS Select Growth Fund[5]	$1,427,801	$441,059	$157,667
RS Mid Cap Growth Fund	$132,337	$109,373	$114,734
RS Growth Fund	$202,662	$130,161	$171,293
RS Technology Fund	$871,869	$729,142	$1,268,354
RS Small Cap Equity Fund	$234,654	$282,560	$333,524
RS International Fund[6]	$483,686	$306,572	$161,420
RS Global Fund[7]	$68,907	$9,138	$6,885
RS Emerging Markets Fund[8]	$4,055,677	$2,924,696	$2,618,049
RS China Fund[9]	$66,512	$8,966	$2,756
RS Investment Quality Bond Fund	—	—	—
RS Low Duration Bond Fund	—	—	—
RS High Yield Fund	—	—	—
RS Tax-Exempt Fund	—	—	—
RS High Income Municipal Bond Fund	—	—	—
RS Floating Rate Fund	—	—	—
RS Strategic Income Fund	—	—	—

[1]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore had not paid any brokerage commissions as of December 31, 2013.
[2]	The decrease in commissions for RS Value Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to a decrease in turnover caused by a decrease in subscription and redemption activity during the year.
[3]	The increase in commissions for RS Investors Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to an increase in trading due to market conditions during the year.
[4]	The increase in commissions for RS Global Natural Resources Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to an increase in trading due to asset growth during the year.
[5]	The increase in commissions for RS Select Growth Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to an increase in trading due to market conditions and asset growth during the year.
[6]	The increase in commissions for RS International Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to a change in the portfolio management team during the year.
[7]	The increase in commissions for RS Global Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to a change in the portfolio management team during the year.
[8]	The increase in commissions for RS Emerging Markets Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to a change in the portfolio management team during the year.
[9]	The increase in commissions for RS China Fund for the fiscal year ended December 31, 2013 as compared to previous years was generally due to a change in the portfolio management team during the year.

Of the amounts shown in the preceding table for the fiscal year ended December 31, 2013, the following table provides the amounts of such brokerage commissions paid by the Funds to brokers who provided research services or other services to RS Investments or GIS and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid. The Funds did not pay any brokerage commissions to brokers who provided research services or other services to RSFD during the fiscal year ended December 31, 2013.

Fund[1]	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Partners Fund	$2,491,489	$1,570,194,927
RS Value Fund	$1,135,840	$1,107,407,857

Fund[1]	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Large Cap Alpha Fund	$784,533	$692,725,660
RS Investors Fund	$105,130	$105,402,849
RS Global Natural Resources Fund	$5,512,180	$3,459,010,813
RS Small Cap Growth Fund	$1,197,975	$1,156,760,869
RS Select Growth Fund	$1,137,267	$1,289,927,226
RS Mid Cap Growth Fund	$119,068	$155,703,791
RS Growth Fund	$190,302	$338,990,012
RS Technology Fund	$796,901	$470,679,883
RS Small Cap Equity Fund	$189,584	$181,289,531
RS International Fund	$112,358	$1,061,833,591
RS Global Fund	$39,414	$60,311,727
RS Emerging Markets Fund	$3,409,122	$2,271,545,162
RS China Fund	$41,447	$26,232,567
RS Investment Quality Bond Fund	—	—
RS Low Duration Bond Fund	—	—
RS High Yield Fund	—	—
RS Tax-Exempt Fund	—	—
RS High Income Municipal Bond Fund	—	—
RS Floating Rate Fund	—	—
RS Strategic Income Fund	—	—

[1]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore had not paid any brokerage commissions as of December 31, 2013.

The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2013, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of December 31, 2013:

Fund	Broker or Dealer	Value as of December 31, 2013
RS High Yield Fund	Citigroup, Inc.	$231,338
RS Investment Quality Bond Fund	Bank of America Corp.	$962,077
RS Investment Quality Bond Fund	Macquarie Bank Ltd.	$1,011,371
RS Investment Quality Bond Fund	Citigroup, Inc.	$2,341,466
RS Investment Quality Bond Fund	Credit Suisse First Boston LLC	$392,888
RS Investment Quality Bond Fund	JPMorgan Chase & Co.	$279,600
RS Investment Quality Bond Fund	Morgan Stanley	$1,805,759

Fund	Broker or Dealer	Value as of December 31, 2013
RS Investment Quality Bond Fund	The Goldman Sachs Group, Inc.	$1,312,162
RS Investment Quality Bond Fund	UBS AG	$445,123
RS Low Duration Bond Fund	Barclays Bank PLC	$5,030,923
RS Low Duration Bond Fund	Bank of America Corp.	$6,800,144
RS Low Duration Bond Fund	Citigroup, Inc.	$10,070,939
RS Low Duration Bond Fund	JPMorgan Chase & Co.	$4,015,256
RS Low Duration Bond Fund	Morgan Stanley	$8,666,495
RS Low Duration Bond Fund	Macquarie Bank Ltd.	$4,912,212
RS Low Duration Bond Fund	The Goldman Sachs Group, Inc.	$9,481,577
RS Strategic Income Fund	Citigroup, Inc.	$1,199,417
RS Strategic Income Fund	Bank of America Corp.	$1,149,386
RS Strategic Income Fund	Morgan Stanley	$1,061,585
RS Strategic Income Fund	The Goldman Sachs Group, Inc.	$1,131,313
RS Large Cap Alpha Fund	Raymond James Financial, Inc.	$9,274,163
RS Large Cap Alpha Fund	JPMorgan Chase & Co.	$19,824,720
RS Value Fund	Raymond James Financial, Inc.	$7,191,782

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

RS Investments provides investment advice for a fee to financial institutions who manage accounts for their clients. In some circumstances, RS Investments may provide a model portfolio to a financial institution and provide periodic (including daily) revisions to the model portfolio; the model portfolio may have substantially similar or identical investment objectives and strategies as one or more of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings of one or more of the Funds. RS Investments will only provide such a model portfolio where it has received appropriate undertakings from the financial institution as to confidentiality and use of the model portfolio and RS Investments has satisfied itself that there is only minimal risk that any client of such a financial institution may be able to use to a Fund’s detriment any information made available to it as a result of the arrangement.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ website in such scope and form and with such frequency as RS Investments may reasonably determine. The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide ongoing services to the Funds in connection with their day-to-day operations and management, including the Advisers and their affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: RS Investments (the Funds’ Adviser); Guardian Investor Services LLC (the sub-adviser to certain Funds); State Street Bank and Trust Company (the Funds’ custodian); PricewaterhouseCoopers LLP (the Funds’ independent registered public accounting firm); Institutional Shareholder Services Inc. (the proxy voting service provider and the service provider that has been retained to submit class action claims on behalf of the Funds). Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis. The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

RSFD, One Bush Street, Suite 900, San Francisco, California, 94104, is the principal underwriter and distributor of the Funds’ shares. The Trust has entered into a distribution agreement with RSFD (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to RSFD. Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules, and regulations. RSFD receives no compensation from the Trust or from purchasers of the Funds’ shares for acting as distributor of the Class Y shares. Prior to June 1, 2014, GIS, 7 Hanover Square, New York, NY 10004, served as the principal underwriter and distributor of the Funds’ shares, pursuant to a distribution agreement by and between the Trust and GIS (the “GIS Distribution Agreement”). The material provisions of the GIS Distribution Agreement were substantially similar to the material provisions of the Distribution Agreement, described below.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify RSFD and its officers, directors and agents with respect to certain liabilities.

Shares of each Fund may be purchased through RSFD agents who are registered representatives and licensed by RSFD to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) (previously, the National Association of Securities Dealers, Inc.) and which have entered into selling agreements with RSFD. RSFD may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which RSFD has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate RSFD for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, RSFD will be entitled to receive any contingent deferred sales loads applicable to the redemption of shares of the Funds and any front-end sales loads applicable to the sale of shares of the Funds. RSFD is also entitled to receive payments under the 12b-1 Plan. RSFD’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and, as discussed below, payments to financial intermediaries. They may also include RSFD’s overhead expenses attributable to the distribution of the Funds’ shares, which may include, for example, expenses for office space, communications, and salaries of RSFD’s personnel, and any other of RSFD’s expenses attributable to the distribution of the Funds’ shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Funds pay RSFD compensation, accrued daily and paid monthly (or more frequently, in arrears, as determined by the Funds) at the following rates: each Fund that issues Class A shares is authorized to pay a distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; each Fund that issues Class C shares is authorized to pay a distribution fee at an annual rate of 0.75% and a service fee at an annual rate of 0.25% of the average daily net assets of its Class C shares; and each Fund that issues Class K shares is authorized to pay a distribution fee at an annual rate of 0.40% and a service fee at an annual rate of 0.25% of the average daily net assets of its Class K shares. Class Y shares are not subject to the 12b-1 Plan.

The 12b-1 Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

RSFD may from time to time determine that certain distribution or promotional expenses incurred by it relate to one or more specific Funds. However, RSFD generally considers that many distribution and promotional expenses are incurred in respect of all of the RS funds, and any part of the Rule 12b-1 fees paid by a Fund may be considered to compensate RSFD (or, indirectly, RS Investments) for those expenses. For this purpose, RSFD may estimate the expenses incurred in respect of a Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes). Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by a Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the 12b-1 Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by RSFD to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by RSFD to different financial intermediaries varies. In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Funds. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Some portion of RSFD’s payments to financial intermediaries will be made out of amounts received by RSFD under the Funds’ 12b-1 Plans. In addition, certain of the Funds may reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement (the “RSFD Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. Such payments received by GIS while serving as principal underwriter and distributor of the Funds’ shares are referred to herein as “GIS Services Reimbursements.”

RSFD and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by RSFD and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

The following table shows amounts paid or payable by the Trust to GIS in its capacity as principal underwriter and distributor of the Funds’ shares under the Funds’ 12b-1 Plan and GIS Service Reimbursements during the periods shown. RSFD did not receive any payments under the Funds’ 12b-1 Plan or RSFD Services Reimbursements in the periods shown below.

Fund[1]	Payments Under the Funds’ 12b-1 Plan[2]	GIS Services Reimbursements
RS Partners Fund
Year ended 12/31/13	$3,066,466	$(3,242,011)
Year ended 12/31/12	$3,113,024	$(2,436,611)
Year ended 12/31/11	$3,867,910	$(2,329,145)

Fund[1]	Payments Under the Funds’ 12b-1 Plan[2]	GIS Services Reimbursements
RS Value Fund
Year ended 12/31/13	$1,888,538	$(2,165,339)
Year ended 12/31/12	$2,054,738	$(2,178,743)
Year ended 12/31/11	$3,516,070	$(2,402,862)

RS Large Cap Alpha Fund
Year ended 12/31/13	$1,808,166	$(347,905)
Year ended 12/31/12	$1,606,765	$(419,187)
Year ended 12/31/11	$2,368,935	$(208,899)

RS Investors Fund
Year ended 12/31/13	$66,653	$(16,711)
Year ended 12/31/12	$37,318	$(9,170)
Year ended 12/31/11	$40,514	$(6,095)

RS Global Natural Resources Fund
Year ended 12/31/13	$5,284,846	$(4,701,973)
Year ended 12/31/12	$4,961,781	$(3,048,619)
Year ended 12/31/11	$4,759,762	$(2,130,220)

RS Small Cap Growth Fund
Year ended 12/31/13	$1,313,361	$(694,609)
Year ended 12/31/12	$1,303,244	$(695,099)
Year ended 12/31/11	$1,244,707	$(514,171)

RS Select Growth Fund
Year ended 12/31/13	$1,296,099	$(628,397)
Year ended 12/31/12	$458,420	$(189,661)
Year ended 12/31/11	$192,203	$(59,669)

RS Mid Cap Growth Fund
Year ended 12/31/13	$196,726	$(63,581)
Year ended 12/31/12	$158,131	$(49,042)
Year ended 12/31/11	$158,912	$(33,893)

RS Growth Fund
Year ended 12/31/13	$477,050	$(90,711)
Year ended 12/31/12	$260,762	$(52,073)
Year ended 12/31/11	$262,663	$(37,381)

RS Technology Fund
Year ended 12/31/13	$478,019	$(149,246)
Year ended 12/31/12	$579,641	$(210,438)
Year ended 12/31/11	$789,461	$(272,759)

RS Small Cap Equity Fund
Year ended 12/31/13	$212,890	$(47,666)
Year ended 12/31/12	$213,997	$(74,895)
Year ended 12/31/11	$308,996	$(25,974)

Fund[1]	Payments Under the Funds’ 12b-1 Plan[2]	GIS Services Reimbursements
RS International Fund
Year ended 12/31/13	$132,886	$(204,010)
Year ended 12/31/12	$134,203	$(557,788)
Year ended 12/31/11	$269,728	$(108,235)

RS Global Fund
Year ended 12/31/13	$106,683	$(733)
Year ended 12/31/12	$87,972	$(21,301)
Period from 5/16/11 to 12/31/11[3]	$51,787	$(2,817)

RS Emerging Markets Fund
Year ended 12/31/13	$1,364,252	$(1,033,853)
Year ended 12/31/12	$3,053,183	$(2,468,341)
Year ended 12/31/11	$4,071,242	$(2,389,358)

RS China Fund
Year ended 12/31/13	$85,946	$(2,128)
Year ended 12/31/12	$75,598	$0
Period from 5/16/11 to 12/31/11[3]	$47,233	$(8,362)

RS Investment Quality Bond Fund
Year ended 12/31/13	$519,057	$(91,871)
Year ended 12/31/12	$497,383	$(126,667)
Year ended 12/31/11	$278,708	$(47,349)

RS Low Duration Bond Fund
Year ended 12/31/13	$5,013,007	$(1,200,898)
Year ended 12/31/12	$4,266,000	$(879,207)
Year ended 12/31/11	$2,663,476	$(381,586)

RS High Yield Fund
Year ended 12/31/13	$664,348	$(43,358)
Year ended 12/31/12	$621,628	$(44,674)
Year ended 12/31/11	$550,539	$(25,171)

RS Tax-Exempt Fund
Year ended 12/31/13	$1,471,535	$(290,825)
Year ended 12/31/12	$1,272,380	$(209,801)
Year ended 12/31/11	$894,104	$(99,024)

RS High Income Municipal Bond Fund
Year ended 12/31/13	$748,677	$(126,830)
Year ended 12/31/12	$886,568	$(84,103)
Year ended 12/31/11	$441,467	$(24,471)

RS Floating Rate Fund
Year ended 12/31/13	$9,382,601	$(2,038,945)
Year ended 12/31/12	$6,376,476	$(879,435)
Year ended 12/31/11	$4,982,974	$(522,086)

Fund[1]	Payments Under the Funds’ 12b-1 Plan[2]	GIS Services Reimbursements
RS Strategic Income Fund
Year ended 12/31/13	$321,523	$(42,235)
Year ended 12/31/12	$319,656	$(23,979)
Year ended 12/31/11	$229,613	$(7,082)

[1]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore had not paid made any payments under the Funds’ 12b-1 Plan or paid any GIS Services Reimbursements as of December 31, 2013.
[2]	After giving effect to any reimbursement or waiver to the Funds by GIS.
[3]	The Fund commenced operations on May 17, 2011.

The following table shows sales loads paid to GIS during the periods indicated. No sales loads were paid to RSFD during such periods.

Fund[1]	Sales Load on Purchases[2]	Contingent Deferred Sales Loads
RS Partners Fund
Year ended 12/31/13	$7,837	$15
Year ended 12/31/12	$4,611	—
Year ended 12/31/11	$18,964	$(62)

RS Value Fund
Year ended 12/31/13	$18,227	$1,790
Year ended 12/31/12	$15,716	$7,588
Year ended 12/31/11	$41,116	$14,629

RS Large Cap Alpha Fund
Year ended 12/31/13	$31,726	$1,562
Year ended 12/31/12	$19,676	$11,011
Year ended 12/31/11	$48,576	$23,407

RS Investors Fund
Year ended 12/31/13	$13,984	$1,119
Year ended 12/31/12	$1,664	$635
Year ended 12/31/11	$2,743	$831

RS Global Natural Resources Fund
Year ended 12/31/13	$55,185	$54,748
Year ended 12/31/12	$139,472	$40,073
Year ended 12/31/11	$227,061	$57,880

RS Small Cap Growth Fund
Year ended 12/31/13	$19,075	$1,927
Year ended 12/31/12	$4,284	$967
Year ended 12/31/11	$6,542	$712

RS Select Growth Fund
Year ended 12/31/13	$137,259	$66,743
Year ended 12/31/12	$55,957	$4,531
Year ended 12/31/11	$15,602	$36

RS Mid Cap Growth Fund
Year ended 12/31/13	$7,906	$1,094
Year ended 12/31/12	$3,809	$275
Year ended 12/31/11	$4,138	$281

Fund[1]	Sales Load on Purchases[2]	Contingent Deferred Sales Loads
RS Growth Fund
Year ended 12/31/13	$13,299	$291
Year ended 12/31/12	$3,484	$378
Year ended 12/31/11	$2,394	$48

RS Technology Fund
Year ended 12/31/13	$13,467	$21,522
Year ended 12/31/12	$16,077	$34,260
Year ended 12/31/11	$64,634	$12,925

RS Small Cap Equity Fund
Year ended 12/31/13	$2,232	$118
Year ended 12/31/12	$895	$50
Year ended 12/31/11	$1,071	$1,212

RS International Fund
Year ended 12/31/13	$5,023	$3,196
Year ended 12/31/12	$12,657	$1,085
Year ended 12/31/11	$10,671	$907

RS Global Fund
Year ended 12/31/13	$914	$2,698
Year ended 12/31/12	$590	$55
Period from 5/16/11 to 12/31/11[3]	$738	$1

RS Emerging Markets Fund
Year ended 12/31/13	$11,872	$1,226
Year ended 12/31/12	$3,032	$3,925
Year ended 12/31/11	$2,010	$32,572

RS China Fund
Year ended 12/31/13	$582	$—
Year ended 12/31/12	$684	—
Period from 5/16/11 to 12/31/11[3]	$714	—

RS Investment Quality Bond Fund
Year ended 12/31/13	$13,432	$17,024
Year ended 12/31/12	$50,935	$26,569
Year ended 12/31/11	$29,604	$8,028

RS Low Duration Bond Fund
Year ended 12/31/13	$35,938	$284,733
Year ended 12/31/12	$82,532	$333,210
Year ended 12/31/11	$79,881	$211,145

RS High Yield Fund
Year ended 12/31/13	$7,520	$8,121
Year ended 12/31/12	$14,985	$4,347
Year ended 12/31/11	$17,345	$8,433

Fund[1]	Sales Load on Purchases[2]	Contingent Deferred Sales Loads
RS Tax-Exempt Fund
Year ended 12/31/13	$17,935	$62,993
Year ended 12/31/12	$68,900	$198,418
Year ended 12/31/11	$60,282	$23,518

RS High Income Municipal Bond Fund
Year ended 12/31/13	$13,578	$66,589
Year ended 12/31/12	$67,364	$21,977
Year ended 12/31/11	$37,397	$24,478

RS Floating Rate Fund
Year ended 12/31/13	$153,449	$272,154
Year ended 12/31/12	$152,302	$212,912
Year ended 12/31/11	$225,423	$317,175

RS Strategic Income Fund
Year ended 12/31/13	$8,716	$9,445
Year ended 12/31/12	$16,776	$3,884
Year ended 12/31/11	$12,674	$3,097

[1]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore had not paid any sales loads to GIS as of December 31, 2013.
[2]	A portion of the sales loads paid to GIS upon purchases of Class A shares is reallowed by GIS to dealers.
[3]	The Fund commenced operations on May 17, 2011.

No other commissions and compensation were paid by any of the Funds to GIS or RSFD during the fiscal year ended December 31, 2013.

The Funds have been informed by GIS that during the fiscal year ended December 31, 2013 the following expenditures were made using the 12b-1 Plan fees received by GIS with respect to the Funds:

Fund[1]	Advertising	Prospectus and marketing materials printing & mailing[2]	Compensation to underwriters	Compensation paid to firms	Compensation to sales personnel	Other expenses (facilities, professional expenses, and other)	Excess expenses incurred by GIS and RS Investments[3]
RS Partners Fund	$312,557	$30,454	—	$3,037,353	$1,003,547	$184,480	$1,501,910
RS Value Fund	$186,345	$17,679	—	$1,833,183	$483,899	$108,688	$739,704
RS Large Cap Alpha Fund	$121,461	$11,888	—	$1,656,803	$343,228	$72,821	$396,573
RS Investors Fund	$6,468	$573	—	$133,494	$53,633	$3,143	$130,063
RS Global Natural Resources Fund	$771,398	$67,995	—	$5,182,081	$2,652,394	$441,672	$3,781,086
RS Small Cap Growth Fund	$141,607	$16,811	—	$1,057,076	$447,311	$78,884	$426,645
RS Select Growth Fund	$134,607	$15,133	—	$1,623,963	$1,003,333	$77,534	$1,492,722
RS Mid Cap Growth Fund	$16,765	$1,560	—	$154,899	$59,925	$9,589	$45,264
RS Growth Fund	$39,117	$5,350	—	$248,296	$120,661	$22,972	$(40,899)
RS Technology Fund	$37,222	$3,500	—	$410,257	$142,101	$21,264	$114,840
RS Small Cap Equity Fund	$23,601	$2,152	—	$182,138	$54,507	$12,689	$62,139
RS International Fund	$40,379	$1,880	—	$118,271	$132,092	$24,602	$181,217
RS Global Fund	$3,727	$27,765	—	$1,312,779	$510,704	$121,496	$765,865

Fund[1]	Advertising	Prospectus and marketing materials printing & mailing[2]	Compensation to underwriters	Compensation paid to firms	Compensation to sales personnel	Other expenses (facilities, professional expenses, and other)	Excess expenses incurred by GIS and RS Investments[3]
RS Emerging Markets Fund	$158,596	$213	—	$8,473	$14,628	$3,617	$(78,710)
RS China Fund	$5,405	$3,235	—	$2,065	$20,967	$4,082	$(50,192)
RS Investment Quality Bond Fund	$26,262	$2,362	—	$482,963	$84,300	$14,571	$80,118
RS Low Duration Bond Fund	$233,266	$24,131	—	$5,157,327	$1,456,472	$132,603	$1,720,320
RS High Yield Fund	$19,208	$1,789	—	$335,788	$57,249	$10,819	$(246,485)
RS Tax-Exempt Fund	$57,984	$5,434	—	$1,434,615	$243,443	$33,575	$246,196
RS High Income Municipal Bond Fund	$27,893	$2,505	—	$690,684	$119,123	$15,898	$48,903
RS Floating Rate Fund	$388,121	$42,816	—	$9,860,959	$2,747,235	$218,896	$3,626,275
RS Strategic Income Fund	$14,815	$1,362	—	$192,133	$56,520	$8,277	$(55,098)

[1]	RS Emerging Markets Small Cap Fund did not commence operations until January 30, 2014, and therefore did not pay any compensation to GIS in the year ended December 31, 2013.
[2]	Printing and mailing of prospectuses to other than current Fund shareholders.
[3]	Amount by which expenses incurred by GIS and RS Investments relating to distribution exceeded Rule 12b-1 fees and contingent deferred sales charges paid.

HOW NET ASSET VALUE IS DETERMINED

Each Fund calculates the net asset value (“NAV”) of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Each of the Funds determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the primary exchange on which the security trades. Securities not traded on any securities exchange or on NASDAQ and for which over-the-counter prices are readily available generally will be valued at the mean between the closing bid and asked prices.

Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Certain debt securities may be valued each business day by an independent pricing service (“Service”). The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of a Service, readily available and representative of the bid side of the market are valued by the Service at the bid price. Pursuant to the Trust’s pricing guidelines and procedures, debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at an evaluated (or estimated) bid price based on methods which may include, without limitation, consideration of yields or prices of government securities of similar maturity and currency; yields or prices of other securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. A Service may use matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. Repurchase agreements are carried at cost. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts and options on financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the NYSE. Forward foreign currency contracts are valued at the mean provided by a Service. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on, among other things, an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Fund may determine the fair value of those securities in accordance with the Trust’s pricing guidelines and procedures. For all Funds except RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, and RS China Fund, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE; for RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, and RS China Fund, the value of the Funds’ investments in foreign equity securities generally will be determined by an independent pricing service using such pricing models every day, regardless of movements in the U.S. markets. The fair value of one or more of the securities in the portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations pertaining to an investment in the Funds. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code (as defined above), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

Each Fund has elected or, in the case of a new Fund, if any, intends to elect to be treated as a regulated investment company under Subchapter M of the Code; and each Fund intends each year to qualify and be eligible to be treated as such.

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

In order to qualify and be treated as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other dispositions of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above. MLPs, if any, in which a Fund invests may qualify as QPTPs, or may be treated as “regular” partnerships, a “passive foreign investment company” or a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “passive foreign investment companies” is discussed in greater detail below.

If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, and for the dividends-received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, and may distribute its net capital gain. Investment company taxable income (which is retained by a Fund) will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A non-deductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year (unless the Fund elects to use December 31 as noted above). Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

Capital losses in excess of capital gains are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. See a Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains, except to the extent of exempt-interest dividends or qualified dividend income (described below). Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year properly reported as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gains are includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by the Fund as derived from “qualified dividend income” are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends, as described below), and (ii) any net gain from the sale, redemption, or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

A Fund can pay exempt-interest interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under Section 103(a) of the Code. Fund distributions reported as “exempt-interest dividends” are not generally subject to federal income tax, but they may be subject to state and local taxes. The RS Tax-Exempt Fund and the RS High Income Municipal Bond Fund expect to pay exempt-interest dividends. An investment in the RS High Income Municipal Bond Fund may result in liability for U.S. federal alternative minimum tax (“AMT”), both for individual and for corporate shareholders. For example, tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating AMT. To the extent that RS High Income Municipal Bond Fund invests substantially in private activity bonds, for shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from all federal income tax. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in RS High Income Municipal Bond Fund. In addition, exempt-interest dividends paid by RS High Income Municipal Bond Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its AMT calculation. While RS Tax-Exempt Fund invests primarily in obligations the interest on which will be exempt from federal income tax including the federal alternative minimum tax, up to 20% of the value of the Fund’s net assets may be invested in bonds that pay interest subject to the federal income tax, including bonds that pay interest subject to the AMT. To the extent these interest dividends are subject to the AMT, the AMT will apply as it does for RS High Income Municipal Bond Fund; also, exempt-interest dividends paid by RS Tax-Exempt Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its AMT calculation. As of the date of this SAI, individuals are subject to the U.S. AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult their own tax advisors.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in RS Tax-Exempt Fund or RS High Income Municipal Bond Fund may have on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

RS Tax-Exempt Fund and RS High Income Municipal Bond Fund may invest a portion of their assets in securities that generate income subject to federal and state taxes. Distributions of RS Tax-Exempt Fund’s and RS High Income Municipal Bond Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. Gains realized by RS Tax-Exempt Fund and RS High Income Municipal Bond Fund on the sale or exchange of investments that generate tax-exempt income will be taxable when distributed to shareholders.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus effectively were included in the price the shareholder paid).

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of a Fund’s shares generally will be taxable as capital gain.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at the rates applicable to net capital gain, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund do not expect a significant portion of Fund distributions to be derived from qualified dividend income. The other Funds expect that a portion of their distributions may be derived from qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to net capital gain.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividends-received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code. Dividends paid by RS International Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund are not expected to be eligible for the corporate dividends-received deduction. A portion of the dividends paid by the other Funds may be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by a Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute an exempt-interest dividend to shareholders.

If a Fund makes a distribution to shareholders in excess of its current accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the original issue discount or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which original issue discount or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods each Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when such dispositions may not be advantageous to the Fund. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of the amortized premium.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; whether and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. In limited circumstances, it may also not be clear whether a particular debt obligation has market discount. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds issued before January 1, 2011, clean renewable energy bonds, and qualified tax credit bonds) on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its share ownership position equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against its federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved.

A Fund’s investments in REIT equity securities may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities may also require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in “real estate mortgage investment conduits” (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in “taxable mortgage pools” (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares of the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to “charitable remainder trusts” (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in a Fund.

With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source. Thus, a Fund’s yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance. Tax treaties between certain countries and the U.S. can, but do not always, reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against U.S. federal income tax liability for the amount of such foreign taxes or deduct such foreign taxes as an itemized deduction from gross income. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 16 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt shareholders (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate a Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years. See also the discussion on hedging transactions, below.

A Fund may purchase and sell put and call options. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying security generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in derivative instruments (including forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate Fund-level tax.

If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a registered investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. If a Fund receives a liquidating cash distribution from an investment company taxable as a partnership, the Fund will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount, as defined below) exceeds the Fund’s share of the basis in those unrealized receivables.

Some amounts received by a Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. A Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

The sale, exchange or redemption of a Fund’s shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of a Fund’s shares held by the shareholder will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. In addition, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. This loss disallowance rule does not apply to a shareholder’s disposition of Fund shares held for six months or less with respect to a regular exempt-interest dividend paid by a Fund if the Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed if other substantially identical shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption, sale, or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares redeemed, sold, or exchanged. See the Prospectus for more information.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual’s taxpayer identification number generally is his or her social security number. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification. The back-up withholding tax rate is 28%.

Absent a specific statutory exemption, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign person (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (C)

that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. Short-term gains do not include gain from the sale of MLPs to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. If a regulated investment company invested in a regulated investment company that paid such distributions to the regulated investment company, such distributions retained their character as not subject to withholding if properly reported when paid by the regulated investment company to foreign persons. A regulated investment company was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the regulated investment company reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person’s sale of shares of a Fund or to the Capital Gain Dividend the foreign person received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign person’s current and past ownership of a Fund. Prior to January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund to a foreign person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a foreign person, in which case such foreign person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign persons should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of this requirement.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

If a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and foreign taxes. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”).

State Street Bank and Trust Company, 1200 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the Funds’ custodian (the “Custodian”).

The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Transfer Agent and the Custodian do not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

Annual Reports to Shareholders

The audited financial statements, financial highlights, and reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Funds, included in the Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2013, as filed electronically on Form N-CSR on March 6, 2014 (File No. 811-05159; Accession No. 0001193125-14-086873), are incorporated by reference into this SAI. The Funds’ Annual Reports to Shareholders are available by calling the Funds at
1-800-766-3863 or by visiting the Funds’ website at www.rsinvestments.com or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-1

D — An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3, to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND (3863); (ii) on RS Investments’ website at www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

I. RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RS”) votes the securities owned by its advisory clients for which RS exercises voting authority and discretion (the “Proxies”). The advisory clients for which RS votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; RS takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to RS, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which RS votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of RS. RS does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of RS or its affiliates do not affect our voting decisions on behalf of our clients. All RS personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of RS to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, RS reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of RS, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of RS to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Registered investment company clients disclose the votes cast on their behalf by RS in accordance with their legal and regulatory requirements. Any other institutional client of RS can obtain details of how RS has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the General Counsel, the Chief Compliance Officer, a Deputy Compliance Officer, and a Legal Counsel. The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

RS has retained a proxy voting service provider (the “Proxy Voting Service Provider”) to vote Proxies for the accounts of its advisory clients. The Proxy Voting Service Provider prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as RS. The Proxy Voting Service Provider receives a daily electronic feed of all holdings in RS’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voting Service Provider. The Proxy Voting Service Provider monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use the Proxy Voting Service Provider, there is generally no physical handling of Proxies by RS personnel.

RS has adopted proxy voting guidelines (the “Guidelines”) that set forth how RS plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RS, the Proxy Voting Service Provider will automatically vote in accordance with the Guidelines.

RS reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, the Proxy Voting Service Provider posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that the Proxy Voting Service Provider has prepared with respect to the vote. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RS to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes RS should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RS, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RS to the company on whose behalf Proxies are being solicited, personal shareholdings of any RS personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct the Proxy Voting Service Provider accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•	the vote indicated by the Guidelines, together with any relevant information provided by the Proxy Voting Service Provider; and

•	the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by the Proxy Voting Service Provider or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by the Proxy Voting Service Provider or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with the Proxy Voting Service Provider that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of RS. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct the Proxy Voting Service Provider to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•	analysis prepared by the Proxy Voting Service Provider with respect to the Special Vote; and

•	other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform the Proxy Voting Service Provider of this decision and instruct the Proxy Voting Service Provider to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by RS personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

RS, or the Proxy Voting Service Provider, as RS’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;

•	proxy statements received regarding client securities are maintained by the Proxy Voting Service Provider;

•	a record of each vote cast is maintained by the Proxy Voting Service Provider, and such records are accessible to designated RS personnel at any time;

•	a copy of any document created by RS that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and RS’ written response to any (written or oral) client request for such records.

II. Guardian Investor Services LLC

Introduction

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy. With limited exceptions, GIS intends to vote all proxies solicited by issuers.

Proxy Voting Service

GIS has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on GIS’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, GIS has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. GIS has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to GIS for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of GIS and the Funds applying uniform policies.

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to GIS’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

III. SailingStone Capital Partners LLC

Proxy Voting

Proxies are assets of SailingStone’s Clients that must be voted with diligence, care, and loyalty. SailingStone will vote each proxy in accordance with its fiduciary duty to its Clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The CCO coordinates SailingStone’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.

SailingStone has retained ISS Governance Services to assist in the proxy voting process. The CCO manages SailingStone’s relationship with ISS Governance Services. The CCO ensures that ISS Governance Services votes all proxies according to Clients’ specific instructions and SailingStone’s general guidance, and retains all required documentation associated with proxy voting.

•	Absent specific Client instructions, the CCO votes Client proxies according to recommendations made by ISS Governance Services. Investment professionals deviating from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and SailingStone are not conflicted in making the chosen voting decision.

•	SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required. The CCO will prepare and maintain memoranda describing the rationale for any instance in which SailingStone does not vote a Client’s proxy.

•	ISS Proxy will retain the following information in connection with each proxy vote on behalf of SailingStone:

•	The Issuer’s name;

•	The security’s ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that SailingStone voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security-holder;

•	Whether SailingStone cast a vote;

•	How SailingStone cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether SailingStone cast its vote with or against management.

•	If SailingStone votes the same proxy in two directions, the CCO will maintain documentation describing the reasons for each vote (e.g., SailingStone believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•	Proxies received after a Client terminates its advisory relationship with SailingStone will not be voted. The CCO will promptly return such proxies to the sender, along with a statement indicating that SailingStone’s advisory relationship with the Client has terminated, and that future proxies should not be sent to SailingStone.